LETTER TO SHAREHOLDERS                                          OCTOBER 18, 2002
================================================================================

Dear Fellow Shareholder:

The results for the Davenport Equity Fund* vs. the S&P 500 for the periods ended September 30, 2002 were:

                  QTR         1 YR           3YR       SINCE INCEPTION (1/15/98)
                                         (annualized)        (annualized)
   -----------------------------------------------------------------------------
   DAVPX        -14.89%      -13.50%       -7.98%               -1.56%
   S&P 500      -17.28%      -20.49%      -12.89%               -1.90%



The third quarter, by any measure, was about as bad as it gets. With stock prices down more than 17% in just the three months ended September 30, we believe it is unlikely we will have to live through another quarter like it for some time to come. If this sounds like a prediction, it is. Perhaps we are overly optimistic by nature; nevertheless, we believe a brighter future for many stocks is not far off. While some investors have lost faith in the future and others remain idle, wishing for the old glory days of the new economy, we believe in the inherent strength of our country, our leaders, our people, and our capitalistic system; therefore, we remain invested and review our holdings constantly to ensure that the stocks we own are the best we can find.

We have often been asked to define our investment style. This question usually has come from industry consultants who have wanted to pigeonhole us into a particular style, but it has also come from individual investors who simply want to understand our philosophy. The quick answer is that our investment style is to make money for our clients and by extension ourselves. But, digging deeper, our investment choices reflect a combination of both growth and value. This answer has, in the past, impressed few as most were looking for a single, easily identifiable style. Recently, however, our admittedly eclectic approach has found adherents in the academic and professional investing world. New studies have shown that just this combination of growth and value, has, in fact, delivered better results with less risk than either method alone. It is somewhat gratifying that our original, pragmatic style of combining both growth and value is gaining some traction.

                              HIDDEN OPPORTUNITIES

Pessimism drove the Dow Jones (-35.2%) and the NASDAQ (-76.8%) off their highs, dropping to levels not seen since August 1998 and September 1996, respectively. Following these precipitous declines, investors have frantically checked the history books for parallels and in search of answers to the big question: "when will it end?"

From an historical  perspective,  the current correction is deeper and longer than any bear market since the Great Depression. While it is dangerous to ignore history, it is equally perilous to put too much significance on the past as a guide to the future. Similarly, many people preoccupy themselves with using short-term economic forecasts to guide long-term investment decisions. Perhaps the following anonymous quip about prognosticators has some truth to it: An economic forecaster is like a cross-eyed javelin thrower: they don't win many accuracy contests, but they keep the crowd's attention.

Let us take a moment to tell you what we have been buying. The market drop has created a number of opportunities to purchase industry-leading companies such as Pfizer at very attractive levels. While we have long admired Pfizer, its premium price relative to its peer group had kept us at arm's length.

It has long had one of the best product profiles with eight different $1 billion plus drugs. The company is also fortunate to face only modest patent expiration and generic competition over the next several years. With fifteen New Drug Applications (NDAs) likely in the 2001-2006 period, the company's drug pipeline looks very strong. Furthermore, we believe the merger with Pharmacia will be a good strategic fit. Together the companies will have a $7 billion research and development budget for 2003 making them a real powerhouse. We are especially attracted to companies that in spite of a generally poor economic environment, still heavily reinvest cash flows into their own business.

Another company that has maintained its sales and profit margins, and has a cash laden balance sheet to reinvest in its business is Microsoft. While most companies in the technology sector are trying to stay afloat, Microsoft seems to be successfully extending its business beyond the personal computer into video games, enterprise software, and internet access. A good pipeline of new products helps offset the typical volatility and higher risk associated with many technology companies.

Intel, the largest chipmaker, continues its relentless focus on innovation, demonstrated with the new Banias chip, which helps extend battery life for laptops and builds in wireless internet access capabilities. Additionally, the company is working on a new chip for the telecommunications industry to upgrade analog and digital technology compatibility. We expect more favorable announcements in the future.

CarMax has reinvented the old business of selling used cars, turning it into an attractive long-term investment. We are impressed with management's focus on improving every aspect of the business and its expansion plans appear to be reasonable, limiting the need to raise additional capital. Concerns over the impact of zero-percent financing by the major automobile companies have proven, thus far, unmerited, as CarMax store traffic has actually increased.

We like to see companies such as Fox Entertainment reporting better results than their peers who are suffering a severe decline in advertising revenue. We attribute Fox's success to a strong position in cable networks, a relatively steady film division, and television stations that are expected to report 15% plus growth in operating cash flow. With good earnings visibility, a strong balance sheet, accelerating free cash flow, and reasonable valuation, we expect Fox's shares to be recognized by the market as a leading media company.

We purchased most of the stocks listed above with the proceeds from selling shares in companies whose outlook and competitive position was uncertain. Admittedly, the stocks we sold were depressed, but so were the ones we purchased. Bear markets often create these opportunities to upgrade quality in a portfolio. Going forward, we will continue to search for companies that are positioning themselves to emerge from the current environment much stronger and better than ever before.

                                THE CLOSING BELL

Some investors have panicked, liquidating their portfolios and locking in their losses, while others appear frozen like deer in the headlights. We have chosen the active management of assets as our investment strategy and feel that, especially during these bear markets, calm, critical thinking will ultimately prevail. We have taken these months of weakness to reposition our portfolios in anticipation of a market recovery. In the past, recovering markets have returned 40% + in the first year off the bottom. However, it is essential to be invested early in order to take full advantage of the recovery.

We remain confident in our investment philosophy, which employs a long-term approach over a rapid-fire trading strategy. Instead of second-guessing our commitment to equities, the Davenport Equity Fund has used this recent weakness to actively upgrade the quality of our core holdings. We are convinced that our steady, disciplined approach to investing will guide us through these difficult times.

                                                 Sincerely,

                                                 Davenport & Company LLC


If you have  questions or concerns,  please do not hesitate to give us a call at
(888) 285-1863.

* Performance is historical and not representative nor a guarantee of future results. The investment and principle value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
ASSETS
Investments in securities:
  At acquisition cost ............................................$  77,080,217
                                                                    ===========
  At market value (Note 1) .......................................$  68,333,812
Dividends receivable .............................................       60,577
Receivable for capital shares sold ...............................      367,876
Other assets .....................................................       20,923
                                                                    -----------
  TOTAL ASSETS ...................................................   68,783,188
                                                                    -----------

LIABILITIES
 Dividends payable ...............................................        5,168
 Payable for capital shares redeemed .............................       20,098
 Accrued investment advisory fees (Note 3) .......................       44,517
 Accrued administration fees (Note 3) ............................       10,200
                                                                    -----------
  TOTAL LIABILITIES ..............................................       79,983
                                                                    -----------
NET ASSETS .......................................................$  68,703,205
                                                                    ===========

Net assets consist of:
Paid-in capital ..................................................$  84,666,316
Undistributed net investment income ..............................       26,596
Accumulated net realized losses from security transactions .......   (7,243,302)
Net unrealized depreciation on investments .......................   (8,746,405)
                                                                    -----------
Net assets .......................................................$  68,703,205
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value).......................    7,547,195
                                                                    ===========

Net asset value, offering price and redemption price
 per share (Note 1)...............................................$        9.10
                                                                    ===========


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
INVESTMENT INCOME
 Dividends .......................................................$     612,747
 Interest ........................................................        4,649
                                                                    -----------
   TOTAL INVESTMENT INCOME .......................................      617,396
                                                                    -----------
EXPENSES
 Investment advisory fees (Note 3) ...............................      288,435
 Administration fees (Note 3) ....................................       63,819
 Trustees' fees and expenses .....................................        6,910
 Custodian fees ..................................................        6,685
 Professional fees ...............................................        6,028
 Printing of shareholder reports .................................        5,790
 Registration fees ...............................................        5,068
 Postage and supplies ............................................        4,199
 Other expenses ..................................................          951
                                                                    -----------
   TOTAL EXPENSES ................................................      387,885
                                                                    -----------

NET INVESTMENT INCOME ............................................      229,511
                                                                    -----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
 Net realized losses from security transactions ..................   (5,174,121)
 Net change in unrealized appreciation/
  depreciation on investments ....................................  (13,935,028)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ................  (19,109,149)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS .......................$ (18,879,638)
                                                                    ===========


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================
                                                          SIX MONTHS
                                                             ENDED                YEAR
                                                           SEPT. 30,             ENDED
                                                             2002              MARCH 31,
                                                          (UNAUDITED)             2002
------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ..............................   $    229,511         $    264,626
 Net realized losses from security transactions .....     (5,174,121)          (1,914,754)
 Net change in unrealized appreciation/
  depreciation on investments .......................    (13,935,028)           3,753,826
                                                        ------------         ------------
Net increase (decrease) in net assets from operations    (18,879,638)           2,103,698
                                                        ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .........................       (225,414)            (254,233)
                                                        ------------         ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..........................      9,746,979           17,832,797
 Net asset value of shares issued in reinvestment
  of distributions to shareholders ..................        215,027              242,102
 Payments for shares redeemed .......................     (4,668,882)          (7,569,094)
                                                        ------------         ------------
Net increase in net assets from capital
  share transactions ................................      5,293,124           10,505,805
                                                        ------------         ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .............    (13,811,928)          12,355,270

NET ASSETS
 Beginning of period ................................     82,515,133           70,159,863
                                                        ------------         ------------
 End of period ......................................   $ 68,703,205         $ 82,515,133
                                                        ============         ============


UNDISTRIBUTED NET INVESTMENT INCOME .................   $     26,596         $     22,499
                                                        ============         ============


CAPITAL SHARE ACTIVITY
 Sold ...............................................        922,855            1,535,017
 Reinvested .........................................         21,851               21,342
 Redeemed ...........................................       (443,148)            (654,348)
                                                        ------------         ------------
 Net increase in shares outstanding .................        501,558              902,011
 Shares outstanding at beginning of period ..........      7,045,637            6,143,626
                                                        ------------         ------------
 Shares outstanding at end of period ................      7,547,195            7,045,637
                                                        ============         ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED          YEAR          YEAR           YEAR          PERIOD        PERIOD
                                               SEPT. 30,        ENDED         ENDED          ENDED          ENDED         ENDED
                                                  2002        MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,
                                              (UNAUDITED)       2002           2001          2000           1999         1998(a)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .... $    11.71    $    11.42     $    13.75     $    12.01     $    11.14     $    10.00
                                            ----------    ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income ....................       0.03          0.04           0.05           0.04           0.06           0.01
 Net realized and unrealized gains
  (losses) on investments .................      (2.61)         0.29          (2.34)          1.75           0.88           1.13
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........      (2.58)         0.33          (2.29)          1.79           0.94           1.14
                                            ----------    ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income .....      (0.03)        (0.04)         (0.04)         (0.05)         (0.06)          --
 Distributions from net realized gains ....       --            --             --             --            (0.01)          --
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total distributions .......................      (0.03)        (0.04)         (0.04)         (0.05)         (0.07)          --
                                            ----------    ----------     ----------     ----------     ----------     ----------

Net asset value at end of period .......... $     9.10    $    11.71     $    11.42     $    13.75     $    12.01     $    11.14
                                            ==========    ==========     ==========     ==========     ==========     ==========


Total return ..............................    ( 22.05%)(d)     2.89%        (16.65%)        14.93%          8.53%         11.40%(d)
                                            ==========    ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) ....... $   68,703    $   82,515     $   70,160     $   77,626     $   56,358     $   24,694
                                            ==========    ==========     ==========     ==========     ==========     ==========


Ratio of net expenses to average
 net assets(b) ............................       1.01%(c)      1.02%          1.00%          1.01%          1.14%          1.15%(c)

Ratio of net investment income to
 average net assets .......................       0.60%(c)      0.35%          0.36%          0.35%          0.64%          0.76%(c)

Portfolio turnover rate ...................         22%(c)        13%            25%            17%            15%            17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.
(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.
(c) Annualized.
(d) Not annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
    SHARES       COMMON STOCKS -- 94.7%                                 VALUE
--------------------------------------------------------------------------------

              CONSUMER DISCRETIONARY -- 6.5%
    69,750    Circuit City Stores - CarMax Group ...............  $  1,119,488
    66,545    Fox Entertainment Group, Inc. (a) ................     1,465,986
   112,822    Liberty Media Corporation (a) ....................       810,062
    71,288    Walt Disney Company (The) ........................     1,079,300
                                                                  ------------
                                                                     4,474,836
                                                                  ------------
              CONSUMER STAPLES -- 13.5%
    64,904    Anheuser-Busch Companies, Inc. ...................     3,284,142
    21,782    Coca-Cola Company ................................     1,044,665
   113,497    SYSCO Corporation ................................     3,222,180
    56,906    Walgreen Company .................................     1,750,429
                                                                  ------------
                                                                     9,301,416
                                                                  ------------
              ENERGY -- 9.7%
    22,101    BP Amoco PLC - ADR ...............................       881,830
    16,362    ChevronTexaco Corporation ........................     1,133,069
    23,540    ConocoPhillips ...................................     1,088,490
    43,568    Exxon Mobil Corporation ..........................     1,389,819
    15,836    Murphy Oil Corporation ...........................     1,299,660
    21,782    Schlumberger Limited .............................       837,736
                                                                  ------------
                                                                     6,630,604
                                                                  ------------
              FINANCIALS -- 21.8%
    40,932    American Express Company .........................     1,276,260
    33,271    American International Group, Inc. ...............     1,819,924
    23,954    Bank of America Corporation ......................     1,528,265
    48,009    BB&T Corporation .................................     1,682,235
       580    Berkshire Hathaway, Inc. - Class B (a) ...........     1,429,700
    26,535    Capital One Financial Corporation ................       926,602
    37,524    FleetBoston Financial Corporation ................       762,863
    30,418    Jefferson-Pilot Corporation ......................     1,219,762
    11,384    Markel Corporation (a) ...........................     2,267,465
    33,192    SunTrust Banks, Inc. .............................     2,040,644
                                                                  ------------
                                                                    14,953,720
                                                                  ------------
              HEALTHCARE -- 14.5%
    44,460    Amgen, Inc. (a) ..................................     1,853,982
    20,792    Anthem, Inc. (a) .................................     1,351,480
    42,190    Johnson & Johnson ................................     2,281,635
    28,928    Merck & Company, Inc. ............................     1,322,299
    35,893    Pfizer, Inc. .....................................     1,041,615
    35,816    Wyeth ............................................     1,138,949
    25,197    Zimmer Holdings, Inc.(a) .........................       966,053
                                                                  ------------
                                                                     9,956,013
                                                                  ------------
              INDUSTRIALS -- 13.5%
    28,449    Avery Dennison Corporation .......................     1,621,024
    28,326    Emerson Electric Company .........................     1,244,644
    19,882    General Dynamics Corporation .....................     1,617,003

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 94.7% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 13.5% (CONTINUED)
    39,116    General Electric Company .........................    $  964,209
    15,590    Northrop Grumman Corporation .....................     1,933,784
   113,406    Tredegar Corporation .............................     1,899,551
                                                                  ------------
                                                                     9,280,215
                                                                  ------------
              INFORMATION TECHNOLOGY -- 7.6%
    54,404    Cisco Systems, Inc. (a) ..........................       570,154
    27,223    EMC Corporation (a) ..............................       124,409
    45,301    Hewlett-Packard Company ..........................       528,662
    67,793    Intel Corporation ................................       941,645
    21,109    International Business Machines Corporation ......     1,232,554
    41,117    Microsoft Corporation (a) ........................     1,796,402
                                                                  ------------
                                                                     5,193,826
                                                                  ------------
              MATERIALS -- 3.0%
    53,291    Alcoa, Inc. ......................................     1,028,516
    37,832    Dow Chemical Company (The) .......................     1,033,192
                                                                  ------------
                                                                     2,061,708
                                                                  ------------
              TELECOMMUNICATIONS SERVICES -- 1.2%
    42,259    SBC Communications, Inc. .........................       849,406
                                                                  ------------
              UTILITIES -- 3.4%
    31,560    Dominion Resources, Inc. .........................     1,601,039
    39,337    Duke Energy Corporation ..........................       769,038
                                                                  ------------
                                                                     2,370,077
                                                                  ------------

              TOTAL COMMON STOCKS (Cost $73,818,588)............  $ 65,071,821
                                                                  ------------

================================================================================
  PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS-- 1.1%               VALUE
--------------------------------------------------------------------------------
$  750,000    U.S. Treasury bill, due 12/05/2002 (Cost $747,539)  $    747,901
                                                                  ------------

================================================================================
    SHARES    MONEY MARKETS -- 3.7%                                     VALUE
--------------------------------------------------------------------------------
 2,514,090    First American Treasury Obligation
               Fund - Class S (Cost $2,514,090).................  $  2,514,090
                                                                  ------------

              TOTAL INVESTMENTS AT VALUE-- 99.5%
               (Cost $77,080,217)...............................  $ 68,333,812

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5%......       369,393
                                                                  ------------
              NET ASSETS-- 100.0%...............................  $ 68,703,205
                                                                  ============


(a) Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Distributions to Shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributions for the periods ended September 30, 2002 and March 31, 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $2,030,329, which expire on March 31, 2010. In addition, the Fund had net realized capital losses of $38,852 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of distributable earnings at September 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                                      Total
  Undistributed      Capital Loss      Other        Unrealized    Distributable
 Ordinary Income    Carryforwards      Losses      Depreciation      Earnings
--------------------------------------------------------------------------------
 $   26,596        $ (2,030,329)   $ (5,212,973)  $ (8,746,405)   $ (15,963,111)
--------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of investment securities of $77,080,217 as of September 30, 2002:

--------------------------------------------------------------------------------
Gross unrealized appreciation...............................    $     6,801,353
Gross unrealized depreciation...............................       ( 15,547,758)
                                                                ---------------
Net unrealized depreciation.................................    $   ( 8,746,405)
                                                                ===============
--------------------------------------------------------------------------------

2.  INVESTMENT TRANSACTIONS
During the six months ended September 30, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,495,590 and $8,286,413, respectively.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER                            ------------
Davenport & Company LLC                         DAVENPORT
One James Center                               EQUITY FUND
901 East Cary Street                          ------------
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707                              SEMI-ANNUAL REPORT
Cincinnati, Ohio 45246-0707
1-800-281-3217                              September 30, 2002

CUSTODIAN                                     (Unaudited)
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

================================================================================

                                      THE

       [GRAPHIC OMITTED]    FLIPPIN, BRUCE & PORTER

                                     FUNDS

                         ------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)



                                 NO-LOAD FUNDS


================================================================================

LETTER TO SHAREHOLDERS                                          NOVEMBER 8, 2002
================================================================================
We are pleased to report on the progress of your Funds and their investments for the semi-annual period ending September 30, 2002. This period has been disappointing from a return standpoint, but challenging in dealing with the many issues affecting the market. At the same time it has also been rewarding in that the Funds have experienced a net inflow of purchases reflecting your confidence in our management. We also are proud of the efforts of our investment and administrative staff in working diligently on your behalf during this period and we believe our staff is stronger and working better today than at any time in our past.

REVIEW AND OUTLOOK
Even though stock prices have risen substantially since early October, we are still well below levels earlier this year. Not since the 1970s, and the 1930s before that, have investors experienced such a dramatic and sustained decline in equity prices. The issues that caused investors to sell securities earlier in the year continue to erode investor confidence. Corporate scandals, earnings growth below expectations, a sluggish economic recovery and the risk of a war with Iraq are in the headlines almost daily, which disturb an already wary investor. While the current news headlines are worrisome, we believe the worst is behind us and that the market has discounted these negative factors. Therefore, we are using market weakness as an opportunity to make additional investments in many stocks that we expect to provide excellent performance in the coming months and years.

We find many reasons to be optimistic about the future. The message has been received in the boardrooms of Corporate America that investors have no tolerance for management greed. Indictments of corporate executives have created sensational media coverage and directors are waking up to their true responsibilities. Questionable accounting practices are on the wane and corporate management is making every effort to regain investor confidence. The corporate governance issue still weighs heavily on the market, yet we sense the beginnings of a shift toward a positive outlook in this area.

The economy and corporate earnings have not made typical post-recession rebounds. Few predicted a strong recovery, but growth in profits has been even below these low expectations, and has resulted in a drag on the market. Consumer spending has been the driver for the economy, but consumer confidence has recently trended lower, prompting the Federal Reserve to lower short-term interest rates once again. This will help both consumers and businesses as the economy continues to progress as we move into next year. We expect the economy to grow at a slow but steady rate of 2.5-3%, with corporate profits increasing in the 8-10% range.

With fears and concerns permeating the equity markets, the bond market has been performing well. Interest rates fell to 40-year low levels recently, driving government bond prices sharply higher. We believe that fixed income markets are poised to deliver sub-par results going forward as we expect interest rates to rise due to a gradually improving economy. We remain committed to our strategy of emphasizing shorter-maturity bonds, which should outperform in that environment.

Living through the current stock market weakness is difficult and painful. However, when we place all the factors negatively affecting the market's near-term performance under the light of a longer-term perspective, we find reason to be optimistic. Accounting issues are being resolved and the economy is recovering. Stocks are once again trading at reasonable valuations and the stocks in each Fund appear to be very attractively valued. We continue to work to build a portfolio for the Funds that offers excellent return prospects when investors in this cycle begin focusing on the future rather than being mired in the pessimism of the present.

COMPARATIVE CHARTS
Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Contrarian Balanced Fund, which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

      STANDARD & POOR'S 500 INDEX:          FBP CONTRARIAN EQUITY FUND:
      ----------------------------          ---------------------------

                 QTRLY                                 QTRLY
    DATE        RETURN     BALANCE         DATE       RETURN      BALANCE
  --------      ------     -------       --------     ------      -------
  07/31/93                  10,000       07/31/93                  10,000
  09/30/93       2.99%      10,299       09/30/93      3.05%       10,305
  12/31/93       2.32%      10,538       12/31/93      1.99%       10,510
  03/31/94      -3.79%      10,139       03/31/94     -1.92%       10,308
  06/30/94       0.42%      10,181       06/30/94      0.69%       10,379
  09/30/94       4.88%      10,678       09/30/94      7.34%       11,141
  12/31/94      -0.02%      10,676       12/31/94     -1.30%       10,996
  03/31/95       9.74%      11,716       03/31/95      6.42%       11,702
  06/30/95       9.55%      12,834       06/30/95      9.37%       12,798
  09/30/95       7.95%      13,854       09/30/95      8.53%       13,890
  12/31/95       6.02%      14,688       12/31/95      3.24%       14,340
  03/31/96       5.37%      15,477       03/31/96      5.71%       15,158
  06/30/96       4.49%      16,171       06/30/96      4.54%       15,846
  09/30/96       3.09%      16,671       09/30/96      2.42%       16,229
  12/31/96       8.34%      18,061       12/31/96      8.47%       17,604
  03/31/97       2.68%      18,545       03/31/97      1.30%       17,833
  06/30/97      17.46%      21,783       06/30/97     13.93%       20,318
  09/30/97       7.49%      23,414       09/30/97      9.47%       22,241
  12/31/97       2.87%      24,086       12/31/97     -0.73%       22,079
  03/31/98      13.95%      27,446       03/31/98     12.19%       24,770
  06/30/98       3.30%      28,353       06/30/98     -0.35%       24,684
  09/30/98      -9.95%      25,532       09/30/98    -15.36%       20,893
  12/31/98      21.30%      30,970       12/31/98     24.61%       26,035
  03/31/99       4.98%      32,513       03/31/99      2.51%       26,688
  06/30/99       7.05%      34,805       06/30/99     13.47%       30,283
  09/30/99      -6.24%      32,631       09/30/99    -13.16%       26,296
  12/31/99      14.88%      37,487       12/31/99      2.69%       27,005
  03/31/00       2.29%      38,346       03/31/00     -6.51%       25,246
  06/30/00      -2.66%      37,328       06/30/00     -3.59%       24,339
  09/30/00      -0.97%      36,966       09/30/00      4.01%       25,313
  12/31/00      -7.81%      34,079       12/31/00      4.64%       26,487
  03/31/01     -11.86%      30,037       03/31/01      2.15%       27,057
  06/30/01       5.85%      31,795       06/30/01      7.42%       29,064
  09/30/01     -14.68%      27,128       09/30/01    -12.12%       25,541
  12/31/01      10.69%      30,026       12/31/01     15.51%       29,502
  03/31/02       0.27%      30,109       03/31/02      0.14%       29,542
  06/30/02     -13.40%      26,074       06/30/02    -12.74%       25,779
  09/30/02     -17.28%      21,568       09/30/02    -16.85%       21,437


        CONSUMER PRICE INDEX:
        ---------------------

                 QTRLY
    DATE        RETURN     BALANCE
    ----        ------     -------
  07/31/93                  10,000
  09/30/93       0.40%      10,040    -----------------------------------------
  12/31/93       0.70%      10,110         FBP Contrarian Equity Fund
  03/31/94       0.50%      10,161        Average Annual Total Returns(a)
  06/30/94       0.60%      10,222    (for periods ended September 20, 2002)
  09/30/94       0.90%      10,314     1 Year      5 Years     Since Inception*
  12/31/94       0.60%      10,376    -16.07%       -0.73%          8.67
  03/31/95       0.80%      10,460   ------------------------------------------
  06/30/95       0.90%      10,554
  09/30/95       0.40%      10,596
  12/31/95       0.50%      10,649
  03/31/96       0.80%      10,735
  06/30/96       1.10%      10,853
  09/30/96       0.44%      10,901
  12/31/96       0.82%      10,991
  03/31/97       0.70%      11,068
  06/30/97       0.19%      11,088
  09/30/97       0.44%      11,137
  12/31/97       0.62%      11,206
  03/31/98       0.12%      11,220
  06/30/98       0.56%      11,282
  09/30/98       0.42%      11,330
  12/31/98       0.42%      11,378
  03/31/99       0.24%      11,405
  06/30/99       0.91%      11,509
  09/30/99       0.54%      11,571
  12/31/99       0.78%      11,662
  03/31/00       0.95%      11,772
  06/30/00       1.00%      11,890
  09/30/00       0.76%      11,980
  12/31/00       0.75%      12,070
  03/31/01       0.98%      12,189
  06/30/01       1.08%      12,320
  09/30/01      -0.11%      12,307
  12/31/01      -0.06%      12,299
  03/31/02       0.23%      12,328
  06/30/02       1.12%      12,466
  09/30/02       0.50%      12,528

Past performance is not predictive of future performance.

*Initial public offering of shares was July 30, 1993.


                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
   BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

      STANDARD & POOR'S 500 INDEX:          FBP CONTRARIAN BALANCED FUND:
      ----------------------------          ----------------------------

                 QTRLY                                 QTRLY
    DATE        RETURN     BALANCE         DATE       RETURN      BALANCE
  --------      ------     -------       --------     ------      -------

  09/30/92                  10,000       09/30/92                  10,000
  12/31/92       5.03%      10,503       12/31/92      5.82%       10,582
  03/31/93       4.36%      10,961       03/31/93      3.75%       10,979
  06/30/93       0.48%      11,014       06/30/93      0.74%       11,060
  09/30/93       2.58%      11,298       09/30/93      4.13%       11,517
  12/31/93       2.32%      11,560       12/31/93      1.04%       11,637
  03/31/94      -3.79%      11,122       03/31/94     -2.00%       11,404
  06/30/94       0.42%      11,168       06/30/94      0.12%       11,418
  09/30/94       4.88%      11,713       09/30/94      4.83%       11,969
  12/31/94      -0.02%      11,711       12/31/94     -0.97%       11,854
  03/31/95       9.74%      12,852       03/31/95      6.35%       12,606
  06/30/95       9.55%      14,079       06/30/95      7.70%       13,576
  09/30/95       7.95%      15,198       09/30/95      6.43%       14,450
  12/31/95       6.02%      16,113       12/31/95      3.10%       14,898
  03/31/96       5.37%      16,977       03/31/96      3.96%       15,488
  06/30/96       4.49%      17,739       06/30/96      3.40%       16,014
  09/30/96       3.09%      18,288       09/30/96      1.70%       16,287
  12/31/96       8.34%      19,812       12/31/96      6.62%       17,365
  03/31/97       2.68%      20,343       03/31/97      0.92%       17,524
  06/30/97      17.46%      23,895       06/30/97     11.41%       19,523
  09/30/97       7.49%      25,684       09/30/97      7.62%       21,011
  12/31/97       2.87%      26,422       12/31/97     -0.30%       20,948
  03/31/98      13.95%      30,108       03/31/98      8.94%       22,820
  06/30/98       3.30%      31,102       06/30/98      0.90%       23,026
  09/30/98      -9.95%      28,008       09/30/98    -10.04%       20,714
  12/31/98      21.30%      33,973       12/31/98     16.44%       24,119
  03/31/99       4.98%      35,666       03/31/99      2.88%       24,813
  06/30/99       7.05%      38,180       06/30/99      8.78%       26,992
  09/30/99      -6.24%      35,796       09/30/99     -9.14%       24,526
  12/31/99      14.88%      41,122       12/31/99      3.56%       25,399
  03/31/00       2.29%      42,065       03/31/00     -4.14%       24,348
  06/30/00      -2.66%      40,947       06/30/00     -3.07%       23,601
  09/30/00      -0.97%      40,550       09/30/00      4.03%       24,553
  12/31/00      -7.81%      37,383       12/31/00      4.54%       25,667
  03/31/01     -11.86%      32,950       03/31/01      1.82%       26,135
  06/30/01       5.85%      34,878       06/30/01      5.04%       27,452
  09/30/01     -14.68%      29,758       09/30/01     -6.91%       25,556
  12/31/01      10.69%      32,938       12/31/01     10.40%       28,214
  03/31/02       0.27%      33,028       03/31/02     -0.21%       28,154
  06/30/02     -13.40%      28,602       06/30/02     -8.71%       25,701
  09/30/02     -17.28%      23,660       09/30/02    -10.78%       22,931


        CONSUMER PRICE INDEX:
        ---------------------

                 QTRLY
    DATE        RETURN     BALANCE
    ----        ------     -------
  09/30/92                  10,000
  12/31/92       0.80%      10,080
  03/31/93       0.90%      10,171
  06/30/93       0.60%      10,232   ------------------------------------------
  09/30/93       0.40%      10,273          FBP Contrarian Balanced Fund
  12/31/93       0.70%      10,345        Average Annual Total Returns (a)
  03/31/94       0.50%      10,397    (for periods ended September 30, 2002)
  06/30/94       0.60%      10,459
  09/30/94       0.90%      10,554       1 Year      5 Years      10 Years
  12/31/94       0.60%      10,617      -10.27%       1.76%        8.65%
  03/31/95       0.80%      10,702   ------------------------------------------
  06/30/95       0.90%      10,799
  09/30/95       0.40%      10,842
  12/31/95       0.50%      10,896
  03/31/96       0.80%      10,984
  06/30/96       1.10%      11,105
  09/30/96       0.44%      11,154
  12/31/96       0.82%      11,246
  03/31/97       0.70%      11,324
  06/30/97       0.19%      11,346
  09/30/97       0.44%      11,395
  12/31/97       0.62%      11,466
  03/31/98       0.12%      11,480
  06/30/98       0.56%      11,544
  09/30/98       0.42%      11,593
  12/31/98       0.42%      11,641
  03/31/99       0.24%      11,669
  06/30/99       0.91%      11,776
  09/30/99       0.54%      11,839
  12/31/99       0.78%      11,932
  03/31/00       0.95%      12,045
  06/30/00       1.00%      12,165
  09/30/00       0.76%      12,258
  12/31/00       0.75%      12,350
  03/31/01       0.98%      12,471
  06/30/01       1.08%      12,605
  09/30/01      -0.11%      12,592
  12/31/01      -0.06%      12,584
  03/31/02       0.23%      12,613
  06/30/02       1.12%      12,754
  09/30/02       0.50%      12,818


Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 95.8%                                    VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 15.4%
    22,500    Applebee's International, Inc. ...................   $    493,200
    28,000    Best Buy Company, Inc. (a) .......................        624,680
    47,000    Circuit City Stores - Circuit City Group .........        712,050
    44,000    Dana Corporation .................................        575,520
    85,000    Dillard's, Inc. ..................................      1,715,300
    20,000    Eastman Kodak Company ............................        544,800
    47,000    May Department Stores Company ....................      1,070,190
    30,000    Monsanto Company .................................        458,700
    17,000    Wal-Mart Stores, Inc. ............................        837,080
    13,000    Whirlpool Corporation ............................        596,180
                                                                     ----------
                                                                      7,627,700
                                                                     ----------
              CONSUMER STAPLES -- 6.3%
    59,850    Archer-Daniels-Midland Company ...................        748,723
    30,000    Kroger Company (The) (a) .........................        423,000
    33,000    Philip Morris Companies ..........................      1,280,400
    40,000    Supervalu, Inc. ..................................        646,000
                                                                     ----------
                                                                      3,098,123
                                                                     ----------
              ENERGY -- 6.1%
    22,000    Kerr-McGee Corporation ...........................        955,680
    67,000    Marathon Oil Corporation .........................      1,519,560
    14,000    Schlumberger, Limited ............................        538,440
                                                                     ----------
                                                                      3,013,680
                                                                     ----------
              FINANCIALS -- 26.7%
    29,000    American Express Company .........................        904,220
    30,000    Bank of America Corporation ......................      1,914,000
    33,000    Bank One Corporation .............................      1,234,200
    45,000    Citigroup, Inc. ..................................      1,334,250
    19,000    Freddie Mac ......................................      1,062,100
    50,000    J.P. Morgan Chase & Company ......................        949,500
    40,000    Saint Paul Companies, Inc. .......................      1,148,800
    11,000    SLM Corporation ..................................      1,024,540
    39,000    Travelers Property Casualty Corporation - Class B (a)     527,670
    74,000    Unumprovident Corporation ........................      1,505,900
    50,000    Wachovia Corporation .............................      1,634,500
                                                                     ----------
                                                                     13,239,680
                                                                     ----------
              HEALTH CARE -- 8.3%
    46,000    Bristol-Myers Squibb Company .....................      1,094,800
    28,000    Johnson & Johnson ................................      1,514,240
    20,000    Merck & Company, Inc. ............................        914,200
    25,000    Watson Pharmaceuticals, Inc. (a) .................        612,750
                                                                     ----------
                                                                      4,135,990
                                                                     ----------
              INDUSTRIALS -- 13.9%
   120,000    Cendant Corporation (a) ..........................      1,291,200
    23,000    FedEx Corporation ................................      1,151,610
    30,000    General Electric Company .........................        739,500
    53,000    Trinity Industries, Inc. .........................        872,380
    81,000    Tyco International, Limited ......................      1,142,100

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 95.8% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS-- 13.9% (CONTINUED)
    15,000    Union Pacific Corporation ........................   $    868,050
    35,000    Waste Management, Inc. ...........................        816,200
                                                                     ----------
                                                                      6,881,040
                                                                     ----------
              INFORMATION TECHNOLOGY -- 11.2%
    35,000    Agilent Technologies, Inc. (a) ...................        457,100
    25,000    Electronic Data Systems Corporation ..............        349,500
    30,000    Harris Corporation ...............................      1,004,700
    72,950    Hewlett-Packard Company ..........................        851,327
    25,000    International Business Machines Corporation ......      1,459,750
    28,000    Microsoft Corporation (a) ........................      1,223,320
    90,000    Novell, Inc. (a) .................................        189,000
                                                                     ----------
                                                                      5,534,697
                                                                     ----------
                  MATERIALS -- 5.4%
    32,000    Dow Chemical Company .............................        873,920
    40,000    Engelhard Corporation ............................        953,200
    35,000    Great Lakes Chemical Corporation .................        840,700
                                                                     ----------
                                                                      2,667,820
                                                                     ----------
              TELECOMMUNICATION SERVICES -- 2.5%
    45,000    Verizon Communications, Inc. .....................      1,234,800
                                                                     ----------

              TOTAL COMMON STOCKS (Cost $49,254,990) ...........   $ 47,433,530
                                                                     ----------

================================================================================
   SHARES     EXCHANGE TRADED FUNDS -- 0.9%                             VALUE
--------------------------------------------------------------------------------
    11,000    iShares Russell 1000 Value Index Fund
               (Cost $616,550)..................................   $    465,520
                                                                     ----------

================================================================================
PAR VALUE     SHORT-TERM CORPORATE NOTES - 5.4%                         VALUE
--------------------------------------------------------------------------------
$1,341,570    American Family Financial Services
               Demand Note .....................................   $  1,341,570
   200,832    U.S. Bank N.A. Demand Note .......................        200,832
 1,106,229    Wisconsin Corporate Central Credit
               Union Variable Demand Note ......................      1,106,229
                                                                     ----------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,648,631)   $  2,648,631
                                                                     ----------

              TOTAL INVESTMENTS AT VALUE--102.1%(Cost $52,520,171) $ 50,547,681

              LIABILITIES IN EXCESS OF OTHER ASSETS--(2.1)%.....    ( 1,018,080)
                                                                     ----------

              NET ASSETS-- 100.0%...............................   $ 49,529,601
                                                                   ============


(a)  Non-income   producing  security.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 62.4%                                    VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 9.8%
    13,500    Applebee's International, Inc. ...................     $  295,920
    15,000    Best Buy Company, Inc. (a) .......................        334,650
    28,000    Circuit City Stores - Circuit City Group .........        424,200
    28,000    Dana Corporation .................................        366,240
    49,000    Dillard's, Inc. ..................................        988,820
    11,000    Eastman Kodak Company ............................        299,640
    25,000    May Department Stores Company ....................        569,250
    17,000    Monsanto Company .................................        259,930
     9,500    Wal-Mart Stores, Inc. ............................        467,780
     6,700    Whirlpool Corporation ............................        307,262
                                                                     ----------
                                                                      4,313,692
                                                                     ----------

              CONSUMER STAPLES -- 4.0%
    40,000    Archer-Daniels-Midland Company ...................        500,400
    17,000    Kroger Company (The) (a) .........................        239,700
    18,000    Philip Morris Companies ..........................        698,400
    20,000    Supervalu, Inc. ..................................        323,000
                                                                     ----------
                                                                      1,761,500
                                                                     ----------

              ENERGY -- 4.0%
    14,000    Kerr-McGee Corporation ...........................        608,160
    38,000    Marathon Oil Corporation .........................        861,840
     7,700    Schlumberger, Limited ............................        296,142
                                                                     ----------
                                                                      1,766,142
                                                                     ----------

              FINANCIALS -- 17.7%
    18,000    American Express Company .........................        561,240
    20,000    Bank of America Corporation ......................      1,276,000
    18,000    Bank One Corporation .............................        673,200
    30,000    Citigroup, Inc. ..................................        889,500
    10,000    Freddie Mac ......................................        559,000
    28,000    J.P. Morgan Chase & Company ......................        531,720
    24,000    Saint Paul Companies, Inc. .......................        689,280
     6,000    SLM Corporation ..................................        558,840
    22,000    Travelers Property Casualty Corporation - Class B (a)     297,660
    40,000    Unumprovident Corporation ........................        814,000
    28,000    Wachovia Corporation .............................        915,320
                                                                     ----------
                                                                      7,765,760
                                                                     ----------
              HEALTHCARE -- 5.4%
    22,000    Bristol-Myers Squibb Company .....................        523,600
    18,000    Johnson & Johnson ................................        973,440
    11,000    Merck & Company, Inc. ............................        502,810
    15,000    Watson Pharmaceuticals, Inc. (a) .................        367,650
                                                                     ----------
                                                                      2,367,500
                                                                     ----------
              INDUSTRIALS -- 9.2%
    70,000    Cendant Corporation (a) ..........................        753,200
    13,000    FedEx Corporation ................................        650,910
    19,000    General Electric Company .........................        468,350
    29,000    Trinity Industries, Inc. .........................        477,340
    45,000    Tyco International, Limited ......................        634,500

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 62.4%(CONTINUED)                         VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 9.2%(CONTINUED)
     8,000    Union Pacific Corporation ........................     $  462,960
    25,000    Waste Management, Inc. ...........................        583,000
                                                                     ----------
                                                                      4,030,260
                                                                     ----------
              INFORMATION TECHNOLOGY -- 7.3%
    23,000    Agilent Technologies, Inc. (a) ...................        300,380
    20,000    Electronic Data Systems Corporation ..............        279,600
    16,000    Harris Corporation ...............................        535,840
    43,137    Hewlett-Packard Company ..........................        503,409
    14,000    International Business Machines Corporation ......        817,460
    15,000    Microsoft Corporation (a) ........................        655,350
    50,000    Novell, Inc. (a) .................................        105,000
                                                                     ----------
                                                                      3,197,039
                                                                     ----------
              MATERIALS -- 3.3%
    18,000    Dow Chemical Company .............................        491,580
    21,000    Englehard Company ................................        500,430
    19,900    Great Lakes Chemical Corporation .................        477,998
                                                                     ----------
                                                                      1,470,008
                                                                     ----------
              TELECOMMUNICATION SERVICES -- 1.7%
    27,000    Verizon Communications, Inc. .....................        740,880
                                                                     ----------

              TOTAL COMMON STOCKS (Cost $23,340,828)............   $ 27,412,781
                                                                     ----------

================================================================================
   SHARES     EXCHANGE TRADED FUNDS -- 0.6%                             VALUE
--------------------------------------------------------------------------------

     6,000    iShares Russell 1000 Value Index Fund (Cost $336,300)$    253,920
                                                                     ----------

================================================================================
PAR VALUE     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 8.1%             VALUE
--------------------------------------------------------------------------------

              U.S. TREASURY NOTES -- 1.2%
$  500,000    6.25%, due 02/15/2003 ............................   $    508,730
                                                                     ----------

              FEDERAL HOME LOAN BANK -- 2.3%
 1,000,000    7.00%, due 07/02/2009 ............................      1,034,921
                                                                     ----------

              FEDERAL HOME LOAN MORTAGE CORPORATION-- 2.3%
   500,000    4.05%, due 11/30/2004 ............................        506,901
   500,000    5.45%, due 05/15/2006 ............................        502,075
                                                                     ----------
                                                                      1,008,976
                                                                     ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 2.3%
   500,000    3.875%, due 11/15/2004 ...........................        501,414
   500,000    4.10%, due 01/18/2006 ............................        507,722
                                                                     ----------
                                                                      1,009,136
                                                                     ----------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $3,502,603)................................   $  3,561,763
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE     CORPORATE BONDS -- 22.8%                                  VALUE
--------------------------------------------------------------------------------
              FINANCE -- 8.1%
$  500,000    Allstate Corporation,
               7.875%, due 05/01/2005...........................   $    556,543
   500,000    Aon Corporation,
               6.90%, due 07/01/2004............................        510,148
   500,000    AT&T Corporation,
               8.625%, due 12/01/2031...........................        461,917
   750,000    Bankers Trust New York Corporation,
               7.375%, due 05/01/2008...........................        872,517
 1,000,000    Northern Trust Company,
               7.10%, due 08/01/2009............................      1,172,615
                                                                     ----------
                                                                      3,573,740
                                                                     ----------
              INDUSTRIAL -- 9.6%
   350,000    Berkshire Hathaway, Inc.,
               9.75%, due 01/15/2018 ...........................        362,117
   500,000    Gap, Inc.,
               5.625%, due 05/01/2003...........................        497,500
   500,000    Georgia Pacific Corporation,
               9.875%, due 11/01/2021...........................        405,000
 1,000,000    Hertz Corporation,
               6.00%, due 01/15/2003............................        996,479
   500,000    Motorola, Inc.,
               6.45%, due 02/01/2011............................        501,415
              1,000,000 Raychem Corporation,
               7.20%, due 10/15/2008............................        848,041
   560,000    Ryder System, Inc.,
               6.60%, due 11/15/2005............................        595,856
                                                                     ----------
                                                                      4,206,408
                                                                     ----------
              UTILITIES -- 5.1%
   750,000    Central Power & Light Company,
               7.50%, due 12/01/2002............................        752,796
   500,000    El Paso Natural Gas Company,
               6.75%, due 11/15/2003............................        470,490
 1,000,000    Ohio Power Company,
               6.75%, due 07/01/2004............................      1,031,741
                                                                     ----------
                                                                      2,255,027
                                                                     ----------

              TOTAL CORPORATE BONDS (Cost $9,925,410)              $ 10,035,175
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     SHORT-TERM CORPORATE NOTES-- 7.1%                         VALUE
--------------------------------------------------------------------------------
$2,070,903    American Family Financial Services
              Demand Note ......................................   $  2,070,903
    45,944    U.S. Bank N.A. Demand Note .......................         45,944
     5,473    Wisconsin Electric Power Company
              Demand Note ......................................          5,743
   991,294    Wisconsin Corporate Central Credit Union
              Variable Demand Note .............................        991,294
                                                                     ----------

              TOTAL SHORT-TERM CORPORATE NOTES
               (Cost $3,113,634)................................   $  3,113,634
                                                                     ----------

              TOTAL INVESTMENTS AT VALUE-- 101.0%
               (Cost $40,218,775)...............................   $ 44,377,273

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.0)%....      ( 442,586)
                                                                     ----------

              NET ASSETS-- 100.0%...............................   $ 43,934,687
                                                                   ============


(a) Non-income producing security.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
                                                     FBP               FBP
                                                 CONTRARIAN         CONTRARIAN
                                                   EQUITY            BALANCED
                                                    FUND               FUND
--------------------------------------------------------------------------------
ASSETS
 Investments in securities:
  At acquisition cost ......................... $ 52,520,171       $ 40,218,775
                                                 ===========        ===========

  At value (Note 1) ........................... $ 50,547,681       $ 44,377,273
Dividends and interest receivable .............       94,979            338,466
Receivable for capital shares sold ............        7,563              1,814
Other assets ..................................       11,692              7,646
                                                 -----------        -----------
    TOTAL ASSETS ..............................   50,661,915         44,725,199
                                                 -----------        -----------

LIABILITIES
  Dividends payable ...........................       31,672             18,121
  Payable for investment securities purchased .    1,012,965            718,961
  Payable for capital shares redeemed .........       50,954             21,490
  Accrued investment advisory fees (Note 3) ...       30,723             26,640
  Accrued administration fees (Note 3) ........        6,000              5,300
                                                 -----------        -----------
    TOTAL LIABILITIES .........................    1,132,314            790,512
                                                 -----------        -----------

NET ASSETS ....................................  $49,529,601        $43,934,687
                                                 ===========        ===========


Net assets consist of:
  Paid-in capital .............................  $53,368,065        $40,142,527
  Undistributed net investment income .........         --               26,216
  Accumulated net realized losses from
   security transactions ......................   (1,865,974)          (392,554)
  Net unrealized appreciation (depreciation)
   on investments .............................   (1,972,490)         4,158,498
                                                 -----------        -----------
Net assets ....................................  $49,529,601        $43,934,687
                                                 ===========        ===========


Shares of beneficial interest outstanding
  (unlimited number of shares
    authorized, no par value) .................    2,909,212          3,090,204
                                                 ===========        ===========


Net asset value, offering price and redemption
  price per share (Note 1) ....................  $     17.03        $     14.22
                                                 ===========        ===========



See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
                                                     FBP               FBP
                                                 CONTRARIAN         CONTRARIAN
                                                   EQUITY            BALANCED
                                                    FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ....................................  $    18,909        $   488,466
  Dividends ...................................      522,729            297,399
                                                 -----------        -----------
    TOTAL INVESTMENT INCOME ...................      541,638            785,865
                                                 -----------        -----------

EXPENSES
  Investment advisory fees (Note 3) ...........      201,058            171,311
  Administration fees (Note 3) ................       38,200             33,692
  Trustees' fees and expenses .................        6,910              6,910
  Professional fees ...........................        6,128              6,530
  Postage and supplies ........................        6,489              4,567
  Custodian fees ..............................        6,343              4,016
  Registration fees ...........................        4,954              3,619
  Printing of shareholder reports .............        4,243              2,934
  Insurance expense ...........................        2,187              2,187
  Other expenses ..............................          484              4,326
                                                 -----------        -----------
    TOTAL EXPENSES ............................      276,996            240,092
                                                 -----------        -----------

NET INVESTMENT INCOME .........................      264,642            545,773
                                                 -----------        -----------

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
  Net realized losses on security transactions    (1,613,501)          (460,581)
  Net realized gains on option contracts written     100,943             70,052
  Net change in unrealized appreciation/
   depreciation on investments ................  (16,857,413)       (10,046,705)
                                                 -----------        -----------

NET REALIZED AND UNREALIZED LOSSES
  ON INVESTMENTS ..............................  (18,369,971)       (10,437,234)
                                                 -----------        -----------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS .............................$ (18,105,329)     $  (9,891,461)
                                                 ===========        ===========

See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================
                                                          FBP CONTRARIAN                 FBP CONTRARIAN
                                                            EQUITY FUND                   BALANCED FUND
--------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                      SIX MONTHS
                                                       ENDED           YEAR            ENDED           YEAR
                                                     SEPT. 30,         ENDED         SEPT. 30,        ENDED
                                                       2002         MARCH 31,          2002         MARCH 31,
                                                   (UNAUDITED)         2002         (UNAUDITED)        2002
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ......................... $    264,642    $    469,924    $    545,773    $  1,136,311
 Net realized gains (losses) on:
  Security transactions ........................   (1,613,501)        973,649        (460,581)      1,446,524
  Option contracts written .....................      100,943           9,240          70,052          13,860
Net change in unrealized appreciation/
depreciation on investments ....................  (16,857,413)      3,844,999     (10,046,705)      1,200,706
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 from operations ...............................  (18,105,329)      5,297,812      (9,891,461)      3,797,401
                                                 ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
SHAREHOLDERS
 From net investment income ....................     (270,135)       (472,216)       (578,644)     (1,123,595)
 From net realized gains .......................         --              --              --        (1,462,422)
                                                 ------------    ------------    ------------    ------------
Decrease in net assets from
 distributions to shareholders .................     (270,135)       (472,216)       (578,644)     (2,586,017)
                                                 ------------    ------------    ------------    ------------

FROM CAPITAL
SHARE TRANSACTIONS
 Proceeds from shares sold .....................    8,857,637      10,592,130       2,204,446       2,295,326
 Net asset value of shares issued
  in reinvestment of distributions
  to shareholders ..............................      210,488         364,221         544,254       2,488,605
 Payments for shares redeemed ..................   (3,819,657)     (8,075,278)     (1,152,821)     (3,282,393)
                                                 ------------    ------------    ------------    ------------
Net increase in net assets from
 capital share transactions ....................    5,248,468       2,881,073       1,595,879       1,501,538
                                                 ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS .................................  (13,126,996)      7,706,669      (8,874,226)      2,712,922

NET ASSETS
 Beginning of period ...........................   62,656,597      54,949,928      52,808,913      50,095,991
                                                 ------------    ------------    ------------    ------------
End of period .................................. $ 49,529,601    $ 62,656,597    $ 43,934,687    $ 52,808,913
                                                 ============    ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME ............................. $       --      $      5,493    $     26,216    $     59,087
                                                 ============    ============    ============    ============


CAPITAL SHARE ACTIVITY
 Sold ..........................................      428,820         470,709         139,910         128,926
 Reinvested ....................................       11,390          16,117          36,227         142,272
 Redeemed ......................................     (186,621)       (353,689)        (72,311)       (187,328)
                                                 ------------    ------------    ------------    ------------
 Net increase in shares outstanding ............      253,589         133,137         103,826          83,870
 Shares outstanding at beginning of period .....    2,655,623       2,522,486       2,986,378       2,902,508
                                                 ------------    ------------    ------------    ------------
Shares outstanding at end of period ............    2,909,212       2,655,623       3,090,204       2,986,378
                                                 ============    ============    ============    ============

See accompanying notes to financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              SEPT. 30,                             YEARS ENDED MARCH 31,
                                                 2002     ------------------------------------------------------------------------
                                             (UNAUDITED)       2002           2001           2000            1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....$    23.59    $    21.78     $    20.82     $    22.57     $    21.45     $    16.08
                                            ----------    ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .....................      0.09          0.18           0.25           0.18           0.13           0.19
 Net realized and unrealized gains (losses)
  on investments ...........................     (6.56)         1.81           1.22          (1.38)          1.50           5.98
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........     (6.47)         1.99           1.47          (1.20)          1.63           6.17
                                            ----------    ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ......     (0.09)        (0.18)         (0.25)         (0.18)         (0.13)         (0.19)
 Distributions from net realized gains .....      --            --            (0.26)         (0.37)         (0.38)         (0.61)
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total distributions ........................     (0.09)        (0.18)         (0.51)         (0.55)         (0.51)         (0.80)
                                            ----------    ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ...........$    17.03    $    23.59     $    21.78     $    20.82     $    22.57     $    21.45
                                            ==========    ==========     ==========     ==========     ==========     ==========


Total return ...............................  ( 27.44%)(a)      9.19%          7.17%        ( 5.40%)         7.74%         38.90%
                                            ==========    ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) ........$   49,530    $   62,657     $   54,950     $   55,791     $   44,978     $   35,322
                                            ==========    ==========     ==========     ==========     ==========     ==========


Ratio of expenses to average net assets ....      0.97%(b)      0.97%          0.98%          1.04%          1.08%          1.12%

Ratio of net investment income to
 average net assets ........................      0.92%(b)      0.80%          1.18%          0.83%          0.63%          1.04%

Portfolio turnover rate ....................        10%(b)        15%            26%            20%            18%            10%

(a) Not annualized.

(b) Annualized.


See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              SEPT. 30,                             YEARS ENDED MARCH 31,
                                                 2002     ------------------------------------------------------------------------
                                             (UNAUDITED)       2002           2001           2000            1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....$    17.68    $    17.26     $    17.70     $    19.36     $    19.08     $    15.87
                                            ----------    ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .....................      0.18          0.39           0.44           0.40           0.39           0.41
 Net realized and unrealized gains (losses)
  on investments ...........................     (3.45)         0.92           0.81          (0.74)          1.21           4.26
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........     (3.27)         1.31           1.25          (0.34)          1.60           4.67
                                            ----------    ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ......     (0.19)        (0.39)         (0.44)         (0.40)         (0.39)         (0.41)
 Distributions from net realized gains .....      --           (0.50)         (1.25)         (0.92)         (0.93)         (1.05)
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total distributions ........................     (0.19)        (0.89)         (1.69)         (1.32)         (1.32)         (1.46)
                                            ----------    ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ...........$    14.22    $    17.68     $    17.26     $    17.70     $    19.36     $    19.08
                                            ==========    ==========     ==========     ==========     ==========     ==========


Total return ...............................   (18.55%)(b)      7.73%          7.34%        ( 1.87%)         8.74%         30.22%
                                            ==========    ==========     ==========     ==========     ==========     ==========


Net assets at end of period (000's) ........$   43,935    $   52,809     $   50,096     $   59,673     $   64,963     $   55,940
                                            ==========    ==========     ==========     ==========     ==========     ==========


Ratio of expenses to average net assets ....      0.98%(c)      0.98%          0.99%          1.02%          1.04%          1.04%

Ratio of net investment income to
 average net assets ........................      2.23%(c)      2.20%(a)       2.43%          2.11%          2.05%          2.33%

Portfolio turnover rate ....................        22%(c)        20%            13%            31%            25%            21%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2002 and March 31, 2002 was as follows:

------------------------------------------------------------------------------------------------------------
                                                         Ordinary         Long-Term          Total
                                      Period Ended        Income        Capital Gains    Distributions
------------------------------------------------------------------------------------------------------------
FBP Contrarian Equity Fund             09/30/2002      $  270,135        $     --        $    270,135
                                       03/31/2002      $  472,216        $     --        $    472,216
------------------------------------------------------------------------------------------------------------
FBP Contrarian Balanced Fund           09/30/2002      $  578,644        $     --        $    578,644
                                       03/31/2002      $1,123,595        $ 1,462,422     $  2,586,017
------------------------------------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2002, the FBP Contrarian Equity Fund had capital loss carryforwards for federal income tax purposes of $353,416 which expire March 31, 2010. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

The tax character of distributable earnings at September 30, 2002 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                        Undistributed        Capital       Undistributed       Unrealized                        Total
                          Ordinary            Loss          Long-Term        Appreciation      Other         Distributable
                           Income         Carryforwards    Capital Gains     (Depreciation)    Losses           Earnings
--------------------------------------------------------------------------------------------------------------------------------
FBP Contrarian
Equity Fund             $     --           $ ( 353,416)      $   --          $ ( 1,972,490)   ( 1,512,558)   $( 3,838,464)

FBP Contrarian
Balanced Fund           $   4,312          $     --          $   103         $   4,178,587    $ ( 390,842)   $  3,792,160

--------------------------------------------------------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of investment securities as of September 30, 2002:

--------------------------------------------------------------------------------------------
                                                       FBP CONTRARIAN       FBP CONTRARIAN
                                                         EQUITY FUND         BALANCED FUND
--------------------------------------------------------------------------------------------
Gross unrealized appreciation .......................   $  8,541,708         $  8,875,343
Gross unrealized depreciation .......................    (10,514,198)          (4,696,756)
                                                        ------------         ------------
Net unrealized appreciation (depreciation) ..........   $ (1,972,490)        $  4,178,587
                                                        ============         ============
Federal income tax cost .............................   $ 52,520,171         $ 40,198,686
                                                        ============         ============

--------------------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Contrarian Balanced Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States of America.

2.  INVESTMENT TRANSACTIONS
During the six months ended September 30, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,024,026 and $2,754,837, respectively, for the FBP Contrarian Equity Fund and $5,839,746 and $5,040,906, respectively, for the FBP Contrarian Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Funds' shares.

4. COVERED CALL OPTIONS
A summary of covered call option contracts during the six months ended September 30, 2002 is as follows:

-------------------------------------------------------------------------------------------------
                                                     FBP CONTRARIAN        FBP CONTRARIAN
                                                       EQUITY FUND          BALANCED FUND
-------------------------------------------------------------------------------------------------
                                               OPTION         OPTION       OPTION        OPTION
                                              CONTRACTS      PREMIUMS     CONTRACTS     PREMIUMS
-------------------------------------------------------------------------------------------------
Options outstanding at beginning of period       310        $ 100,943        230       $  70,052
Options expired ..........................      (310)        (100,943)      (230)        (70,052)
                                            --------        ---------    -------       ---------
Options outstanding at end of period .....      --          $    --          --        $    --
                                            ========        =========    =======       =========

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                      THE

       [GRAPHIC OMITTED]    FLIPPIN, BRUCE & PORTER

                                     FUNDS

                         ------------------------------

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg,  Virginia 24505
TOLL-FREE 1-800-327-9375

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati,  Ohio 45246-0707
TOLL-FREE  1-866-738-1127

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT  AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL  COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
 and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

--------------------------------------------------------------------------------

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                          The Jamestown Balanced Fund
                           The Jamestown Equity Fund
                     The Jamestown Tax Exempt Virginia Fund
                    The Jamestown International Equity Fund




                               SEMI-ANNUAL REPORT


                               September 30, 2002
                                  (Unaudited)


                               Investment Advisor
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia


THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)
===================================================================================================================
                                                                                  JAMESTOWN        JAMESTOWN
                                                   JAMESTOWN      JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                                    BALANCED        EQUITY         VIRGINIA          EQUITY
                                                      FUND           FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
  At acquisition cost .......................... $ 70,455,980    $ 41,330,922    $ 35,284,683    $ 34,611,414
                                                 ============    ============    ============    ============
  At value (Note 1) ............................ $ 73,464,910    $ 39,814,833    $ 37,874,698    $ 28,073,627
Dividends and interest receivable ..............      445,656          17,948         502,606          82,689
Receivable for capital shares sold .............         --           192,573            --               315
Receivable for securities sold .................    2,076,133            --              --           211,320
Other assets ...................................       11,232          21,473          21,614           7,454
Net unrealized appreciation on forward
 foreign currency exchange contracts (Note 6)...         --              --              --             1,505
                                                 ------------    ------------    ------------    ------------
 TOTAL ASSETS ..................................   75,997,931      40,046,827      38,398,918      28,376,910
                                                 ------------    ------------    ------------    ------------
LIABILITIES
 Bank overdraft ................................         --              --              --           133,884
 Bank overdraft denominated in
  foreign currency (Note 5) ....................         --              --              --             4,663
 Dividends payable .............................       36,133           2,790          31,468            --
 Payable for securities purchased ..............       26,335            --              --           397,440
 Payable for capital shares redeemed ...........       20,059          23,999          13,943          57,092
 Accrued investment advisory fees (Note 3) .....       44,393          22,888          12,322          14,010
 Accrued administration fees (Note 3) ..........        8,500           5,600           4,300           4,900
 Other accrued expenses and liabilities ........         --              --              --            22,031
                                                 ------------    ------------    ------------    ------------
  TOTAL LIABILITIES ............................      135,420          55,277          62,033         634,020
                                                 ------------    ------------    ------------    ------------
NET ASSETS ..................................... $ 75,862,511    $ 39,991,550    $ 38,336,885    $ 27,742,890
                                                 ============    ============    ============    ============
Net assets consist of:
 Paid-in capital ............................... $ 72,969,003    $ 41,711,670    $ 35,961,392    $ 52,376,348
 Undistributed net investment income (loss) ....     (126,265)          1,945          19,315         157,610
 Accumulated net realized gains (losses)
  from security transactions ...................       10,843        (205,976)       (233,837)    (18,255,439)
 Net unrealized appreciation (depreciation)
  on investments ...............................    3,008,930      (1,516,089)      2,590,015      (6,537,787)
 Net unrealized appreciation on translation of
assets and liabilities in foreign currencies ...         --              --              --             2,158
                                                 ------------    ------------    ------------    ------------
Net assets ..................................... $ 75,862,511    $ 39,991,550    $ 38,336,885    $ 27,742,890
                                                 ============    ============    ============    ============
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) ................................    5,537,244       2,784,536       3,592,997       4,116,759
                                                 ============    ============    ============    ============
Net asset value, offering price and redemption
 price per share(a)............................. $      13.70    $      14.36    $      10.67    $       6.74
                                                 ============    ============    ============    ============

(a) Redemption price varies based on length of time held for The Jamestown International Equity Fund (Note 1).

See  accompanying  notes  to  financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
===================================================================================================================
                                                                                  JAMESTOWN        JAMESTOWN
                                                   JAMESTOWN      JAMESTOWN       TAX EXEMPT     INTERNATIONAL
                                                    BALANCED        EQUITY         VIRGINIA          EQUITY
                                                      FUND           FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends ..................................... $    272,992    $    240,332    $      2,772    $    468,659
 Foreign withholding taxes on dividends ........         --              --              --           (39,359)
 Interest ......................................    1,024,230            --           793,894              53
                                                 ------------    ------------    ------------    ------------
TOTAL INVESTMENT INCOME ........................    1,297,222         240,332         796,666         429,353
                                                 ------------    ------------    ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) .............      290,223         155,433          72,083         192,382
 Administration fees (Note 3) ..................       54,093          33,654          25,580          36,646
 Custodian fees ................................        7,011           3,995           3,563          42,379
 Trustees' fees and expenses ...................        6,835           6,835           6,835           6,835
 Professional fees .............................        7,430           6,028           4,978           6,530
 Registration fees .............................        6,170           6,268           1,173           7,081
 Pricing costs .................................        5,753             623           3,081           5,803
 Printing of shareholder reports ...............        2,253           3,418           1,378           2,074
 Other expenses ................................        4,175           4,396           5,672           7,394
                                                 ------------    ------------    ------------    ------------
  TOTAL EXPENSES ...............................      383,943         220,650         124,343         307,124
Fees waived by the Adviser (Note 3) ............         --              --              --           (41,636)
Expenses reimbursed through a directed
  brokerage arrangement (Note 4) ...............      (12,000)        (15,000)           --              --
                                                 ------------    ------------    ------------    ------------
NET EXPENSES ...................................      371,943         205,650         124,343         265,488
                                                 ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ..........................      925,279          34,682         672,323         163,865
                                                 ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES (Note 5)
 Net realized gains (losses) from:
  Security transactions ........................      137,343        (121,939)         (9,094)     (4,084,360)
  Foreign currency transactions ................         --              --              --            (6,255)
 Net change in unrealized appreciation/
  depreciation on:
  Investments ..................................  (11,825,729)    (11,576,384)      1,913,425      (6,260,792)
  Foreign currency translation .................         --              --              --             2,211
                                                 ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES ........................  (11,688,386)    (11,698,323)      1,904,331     (10,349,196)
                                                 ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
 NET ASSETS FROM OPERATIONS .................... $(10,763,107)   $(11,663,641)   $  2,576,654    $(10,185,331)
                                                 ============    ============    ============    ============

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================
                                                             JAMESTOWN                      JAMESTOWN
                                                           BALANCED FUND                   EQUITY FUND
                                                 ------------------------------------------------------------------
                                                   SIX MONTHS                      SIX MONTHS
                                                      ENDED            YEAR           ENDED            YEAR
                                                    SEPT. 30,         ENDED         SEPT. 30,          ENDED
                                                      2002           MARCH 31,        2002           MARCH 31,
                                                   (UNAUDITED)         2002        (UNAUDITED)         2002
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income .......................... $    925,279    $  2,043,006    $     34,682    $    175,896
Net realized gains (losses) on:
Security transactions ..........................      137,343       1,308,563        (121,939)        (64,227)
Option contracts written .......................         --           249,735            --           176,363
Net change in unrealized appreciation/
depreciation on investments ....................  (11,825,729)     (7,073,997)    (11,576,384)     (4,796,287)
                                                 ------------    ------------    ------------    ------------
Net decrease in net assets from operations .....  (10,763,107)     (3,472,693)    (11,663,641)     (4,508,255)
                                                 ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (947,249)     (2,164,245)        (34,639)       (173,994)
From net realized gains from
security transactions ..........................         --        (1,420,487)           --              --
                                                 ------------    ------------    ------------    ------------
Decrease in net assets from distributions
to shareholders ................................     (947,249)     (3,584,732)        (34,639)       (173,994)
                                                 ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................    1,316,321       4,813,624       1,025,496       4,602,756
Net asset value of shares issued in reinvestment
of distributions to shareholders ...............      880,286       3,389,464          31,848         159,933
Payments for shares redeemed ...................  (11,447,951)    (13,654,430)     (4,174,684)     (6,187,646)
                                                 ------------    ------------    ------------    ------------
Net decrease in net assets from
capital share transactions .....................   (9,251,344)     (5,451,342)     (3,117,340)     (1,424,957)
                                                 ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS ...................  (20,961,700)    (12,508,767)    (14,815,620)     (6,107,206)

NET ASSETS
Beginning of period ............................   96,824,211     109,332,978      54,807,170      60,914,376
                                                 ------------    ------------    ------------    ------------
End of period .................................. $ 75,862,511    $ 96,824,211    $ 39,991,550    $ 54,807,170
                                                 ============    ============    ============    ============

UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS) ....................... $   (126,265)   $   (104,295)   $      1,945    $      1,902
                                                 ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
Sold ...........................................       89,473         296,174          66,999         241,508
Reinvested .....................................       61,799         214,105           2,217           9,010
Redeemed .......................................     (795,370)       (844,741)       (263,657)       (326,078)
                                                 ------------    ------------    ------------    ------------
Net decrease in shares outstanding .............     (644,098)       (334,462)       (194,441)        (75,560)
Shares outstanding, beginning of period ........    6,181,342       6,515,804       2,978,977       3,054,537
                                                 ------------    ------------    ------------    ------------
Shares outstanding, end of period ..............    5,537,244       6,181,342       2,784,536       2,978,977
                                                 ============    ============    ============    ============


See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================
                                                       JAMESTOWN TAX EXEMPT                 JAMESTOWN
                                                          VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                 ------------------------------------------------------------------
                                                   SIX MONTHS                      SIX MONTHS
                                                      ENDED            YEAR           ENDED            YEAR
                                                    SEPT. 30,         ENDED         SEPT. 30,          ENDED
                                                      2002           MARCH 31,        2002           MARCH 31,
                                                   (UNAUDITED)         2002        (UNAUDITED)         2002
-------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
 Net investment income ......................... $    672,323    $  1,254,016    $    163,865    $     64,049
 Net realized gains (losses) from:
  Security transactions ........................       (9,094)        144,681      (4,084,360)    (14,171,079)
  Foreign currency transactions ................         --              --            (6,255)        387,959
 Net change in unrealized appreciation/
   depreciation on: ............................
  Investments ..................................    1,913,425        (488,624)     (6,260,792)      6,479,102
  Foreign currency translation .................         --              --             2,211        (302,987)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 from operations ...............................    2,576,654         910,073     (10,185,331)     (7,542,956)
                                                 ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ....................     (671,592)     (1,242,501)           --          (270,326)
 From return of capital ........................         --              --              --          (413,143)
 From net realized gains from
  security transactions ........................         --              --              --              --
                                                 ------------    ------------    ------------    ------------
Decrease in net assets from distributions
 to shareholders ...............................     (671,592)     (1,242,501)           --          (683,469)
                                                 ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .....................    3,783,964       4,986,905       2,313,024      58,304,094
 Net asset value of shares issued in
  reinvestment of distributions to shareholders.      474,265         833,236            --           654,623
 Payments for shares redeemed ..................   (1,722,548)     (1,773,927)     (8,406,704)    (66,374,651)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 capital share transactions ....................    2,535,681       4,046,214      (6,093,680)     (7,415,934)
                                                 ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS ....................................    4,440,743       3,713,786     (16,279,011)    (15,642,359)

NET ASSETS
 Beginning of period ...........................   33,896,142      30,182,356      44,021,901      59,664,260
                                                 ------------    ------------    ------------    ------------
 End of period ................................. $ 38,336,885    $ 33,896,142    $ 27,742,890    $ 44,021,901
                                                 ============    ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME ............................. $     19,315    $     18,584    $    157,610    $       --
                                                 ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ..........................................      363,750         487,720         262,174       6,229,458
 Reinvested ....................................       45,547          81,557            --            74,730
 Redeemed ......................................     (165,215)       (174,104)     (1,050,092)     (7,051,499)
                                                 ------------    ------------    ------------    ------------
 Net increase (decrease) in shares outstanding..      244,082         395,173        (787,918)       (747,311)
 Shares outstanding, beginning of period .......    3,348,915       2,953,742       4,904,677       5,651,988
                                                 ------------    ------------    ------------    ------------
 Shares outstanding, end of period .............    3,592,997       3,348,915       4,116,759       4,904,677
                                                 ============    ============    ============    ============

See accompanying notes to financial statements.


THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                              | SIX MONTHS |
                                              |    ENDED   |
                                              |  SEPT. 30, |                           YEARS ENDED MARCH 31,
                                              |    2002    |  ---------------------------------------------------------------------
                                              | (UNAUDITED)|        2002(a)       2001           2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .....   $    15.66       $    16.78    $   19.83     $    18.12     $    17.38     $   15.17
                                               ----------       ----------    ---------     ----------     ----------     ---------

Income (loss) from investment operations:
 Net investment income .....................         0.16             0.32         0.35           0.35           0.34          0.37
 Net realized and unrealized gains
  (losses) on investments ..................        (1.95)           (0.86)       (2.82)          2.49           0.95          4.31
                                               ----------       ----------    ---------     ----------     ----------     ---------
Total from investment operations ...........        (1.79)           (0.54)       (2.47)          2.84           1.29          4.68
                                               ----------       ----------    ---------     ----------     ----------     ---------

Less distributions:
 Dividends from net investment income ......        (0.17)           (0.35)       (0.35)         (0.35)         (0.34)        (0.37)
 Distributions from net realized gains .....          --             (0.23)       (0.23)         (0.78)         (0.21)        (2.10)
                                               ----------       ----------    ---------     ----------     ----------     ---------
Total distributions ........................        (0.17)           (0.58)       (0.58)         (1.13)         (0.55)        (2.47)
                                               ----------       ----------    ---------     ----------     ----------     ---------

Net asset value at end of period ...........   $    13.70       $    15.66   $    16.78     $    19.83     $    18.12     $   17.38
                                               ==========       ==========   ==========     ==========     ==========     =========


Total return ...............................      ( 11.50%)(c)       (3.22%)    ( 12.65%)        15.90%          7.56%        32.42%
                                               ==========       ==========   ==========     ==========     ==========     =========


Net assets at end of period (000's) ........   $   75,863       $   96,824   $  109,333     $  128,201     $  112,804     $ 101,408
                                               ==========       ==========   ==========     ==========     ==========     =========


Ratio of gross expenses to average
 net assets ................................         0.86%(d)         0.86%        0.87%          0.88%          0.88%         0.90%

Ratio of net expenses to average
 net assets(b) .............................         0.83%(d)         0.83%        0.85%          0.86%          0.86%         0.87%

Ratio of net investment income to
 average net assets ........................         2.07%(d)         1.97%        1.84%          1.85%          1.95%         2.21%

Portfolio turnover rate ....................           42%(d)           62%          64%            62%            69%           90%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.


THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                              | SIX MONTHS |
                                              |    ENDED   |
                                              |  SEPT. 30, |                           YEARS ENDED MARCH 31,
                                              |    2002    |  ---------------------------------------------------------------------
                                              | (UNAUDITED)|         2002         2001           2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .....   $    18.40       $    19.94    $   26.02     $    21.76     $    20.16     $   15.66
                                               ----------       ----------    ---------     ----------     ----------     ---------

Income (loss) from investment operations:
 Net investment income (loss) ..............         0.01             0.06        (0.00)          0.03           0.07          0.11
 Net realized and unrealized gains
  (losses) on investments ..................        (4.04)           (1.54)       (5.51)          5.18           1.60          6.47
                                               ----------       ----------    ---------     ----------     ----------     ---------
Total from investment operations ...........        (4.03)           (1.48)       (5.51)          5.21           1.67          6.58
                                               ----------       ----------    ---------     ----------     ----------     ---------

Less distributions:
 Dividends from net investment income ......        (0.01)           (0.06)        --            (0.03)         (0.07)        (0.11)
 Distributions from net realized gains .....          --               --         (0.57)         (0.92)          --           (1.97)
                                               ----------       ----------    ---------     ----------     ----------     ---------
Total distributions ........................        (0.01)           (0.06)       (0.57)         (0.95)         (0.07)        (2.08)
                                               ----------       ----------    ---------     ----------     ----------     ---------

Net asset value at end of period ...........   $    14.36       $    18.40    $   19.94     $    26.02     $    21.76     $   20.16
                                               ==========       ==========   ==========     ==========     ==========     =========


Total return ...............................       (21.89%)(b)       (7.42%)     (21.49%)        24.04%          8.33%        43.74%
                                               ==========       ==========   ==========     ==========     ==========     =========


Net assets at end of period (000's) ........   $   39,992       $   54,807    $  60,914     $   77,809     $   63,416     $  52,214
                                               ==========       ==========   ==========     ==========     ==========     =========


Ratio of gross expenses to average
 net assets ................................         0.92%(c)         0.90%        0.90%          0.91%          0.92%         0.93%

Ratio of net expenses to average
 net assets(a) .............................         0.86%(c)         0.86%        0.88%          0.88%          0.89%         0.90%

Ratio of net investment income
 (loss) to average net assets ..............         0.15%(c)         0.31%       (0.01%)         0.14%          0.35%         0.60%

Portfolio turnover rate ....................           64%(c)           89%          83%            67%            66%           59%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.



THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                            | SIX MONTHS |
                                            |    ENDED   |
                                            |  SEPT. 30, |                           YEARS ENDED MARCH 31,
                                            |    2002    |  ---------------------------------------------------------------------
                                            | (UNAUDITED)|      2002(a)        2001           2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....$    10.12       $    10.22   $     9.79     $    10.22     $    10.16     $     9.83
                                            ----------       ----------    ---------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .....................      0.19             0.41         0.43           0.42           0.43           0.44
 Net realized and unrealized gains
  (losses) on investments ..................      0.55            (0.10)        0.43          (0.42)          0.07           0.33
                                            ----------       ----------    ---------     ----------     ----------     ----------
Total from investment operations ...........      0.74             0.31         0.86           0.00           0.50           0.77
                                            ----------       ----------    ---------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ......     (0.19)           (0.41)       (0.43)         (0.42)         (0.43)         (0.44)
 Distributions from net realized gains .....      --               --           --            (0.01)         (0.01)          --
                                            ----------       ----------    ---------     ----------     ----------     ----------
Total distributions ........................     (0.19)           (0.41)       (0.43)         (0.43)         (0.44)         (0.44)
                                            ----------       ----------    ---------     ----------     ----------     ----------

Net asset value at end of period ...........$    10.67       $    10.12   $    10.22     $     9.79     $    10.22     $    10.16
                                            ==========       ==========   ==========     ==========     ==========     ==========

Total return ...............................      7.41%(c)         3.04%        8.97%          0.04%          4.92%          8.00%
                                            ==========       ==========   ==========     ==========     ==========     ==========

Net assets at end of period (000's) ........$   38,337       $   33,896   $   30,182     $   29,138     $   25,626     $   18,213
                                            ==========       ==========   ==========     ==========     ==========     ==========

Ratio of net expenses to average
 net assets(b) .............................      0.69%(d)         0.68%        0.68%          0.69%          0.73%          0.75%

Ratio of net investment income to
 average net assets ........................      3.73%(d)         4.02%        4.31%          4.27%          4.17%          4.40%

Portfolio turnover rate ....................        13%(d)           27%          47%            47%            31%            33%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April
     1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.88% for the year ended
     March 31, 1998.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                            | SIX MONTHS |
                                            |    ENDED   |
                                            |  SEPT. 30, |                           YEARS ENDED MARCH 31,
                                            |    2002    |  ---------------------------------------------------------------------
                                            | (UNAUDITED)|         2002         2001          2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period .....$     8.98       $    10.56   $    17.99     $    13.63     $    12.61     $     9.81
                                            ----------       ----------    ---------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income (loss) ..............      0.04             0.01        (0.03)         (0.00)          0.05          (0.01)
 Net realized and unrealized gains (losses)
  on investments and foreign currencies ....     (2.28)           (1.46)       (5.48)          5.19           1.04           2.91
                                            ----------       ----------    ---------     ----------     ----------     ----------
Total from investment operations ...........     (2.24)           (1.45)       (5.51)          5.19           1.09           2.90
                                            ----------       ----------    ---------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ......      --              (0.05)       (0.05)         (0.04)         (0.07)         (0.10)
 Return of capital .........................      --              (0.08)        --             --             --             --
 Distributions from net realized gains .....      --               --          (1.87)         (0.79)          --             --
                                            ----------       ----------    ---------     ----------     ----------     ----------
Total distributions ........................      --              (0.13)       (1.92)         (0.83)         (0.07)         (0.10)
                                            ----------       ----------    ---------     ----------     ----------     ----------

Net asset value at end of period ...........$     6.74       $     8.98   $    10.56     $    17.99     $    13.63     $    12.61
                                            ==========       ==========   ==========     ==========     ==========     ==========

Total return ...............................   ( 24.94%)(b)      (13.66%)     (33.29%)        39.35%          8.67%         29.67%
                                            ==========       ==========   ==========     ==========     ==========     ==========

Net assets at end of period (000's) ........$   27,743       $   44,022   $   59,664     $   85,849     $   54,019     $   42,543
                                            ==========       ==========   ==========     ==========     ==========     ==========

Ratio of net expenses to average
 net assets(a) .............................      1.38%(c)         1.38%        1.41%          1.56%          1.51%          1.56%

Ratio of net investment income (loss)
 to average net assets .....................      0.85%(c)         0.12%       (0.24%)        (0.01%)         0.38%         (0.05%)

Portfolio turnover rate ....................        61%(c)           80%          48%            52%            39%            47%


(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.60%(c) and 1.51% for the periods ended September 30, 2002 and March 31, 2002, respectively.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America. The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the periods ended September 30, 2002 and March 31, 2002 was as follows:

------------------------------------------------------------------------------------------------------------
                                                                                 EXEMPT-
                    PERIODS       ORDINARY      RETURN OF     LONG-TERM          INTEREST        TOTAL
                     ENDED         INCOME        CAPITAL     CAPITAL GAINS       DIVIDENDS    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Jamestown         09/30/2002    $   947,249    $      --     $        --        $        --   $   947,249
Balanced Fund     03/31/2002    $ 2,164,245    $      --     $ 1,420,487        $        --   $ 3,584,732
------------------------------------------------------------------------------------------------------------
Jamestown         09/30/2002    $    34,639    $      --     $        --        $        --   $    34,639
Equity Fund       03/31/2002    $   173,994    $      --     $        --        $        --   $   173,994
------------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt        09/30/2002    $        --    $      --     $        --        $   671,592   $   671,592
Virginia Fund     03/31/2002    $        --    $      --     $        --        $ 1,242,501   $ 1,242,501
------------------------------------------------------------------------------------------------------------
Jamestown
International     09/30/2002    $     --       $      --     $        --        $        --   $        --
Equity Fund       03/31/2002    $   270,326    $ 413,143     $        --        $        --   $   683,469
------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2002, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund had capital loss carryforwards for federal income tax purposes of $84,037, $214,527, and $4,874,363, respectively, of which all expire on March 31, 2010. In addition, The Jamestown International Equity Fund had net realized capital losses of $8,272,829 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
==========================================================================================================================
The tax  character  of  distributable  earnings  at  September  30,  2002 was as follows:

--------------------------------------------------------------------------------------------------------------------------
                                       UNDISTRIBUTED       CAPITAL         UNREALIZED           OTHER           TOTAL
                                          ORDINARY           LOSS          APPRECIATION         GAINS       DISTRIBUTABLE
                                           INCOME        CARRYFORWARDS    (DEPRECIATION)       (LOSSES)        EARNINGS
--------------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                  $  5,498       $        --       $   2,760,425     $    127,585    $   2,893,508
--------------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                    $  1,945       $   ( 84,037)     $ ( 1,519,323)    $   (118,705)   $ ( 1,720,120)
--------------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund       $    --        $  ( 214,527)     $    2,599,114    $     (9,094)   $   2,375,493
--------------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund      $157,610       $( 4,874,363)     $ ( 12,662,555)   $( 7,254,150)   $( 24,633,458)
--------------------------------------------------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of investment securities as of September 30, 2002:

===================================================================================================================
                                                       JAMESTOWN       JAMESTOWN       JAMESTOWN        JAMESTOWN
                                                       BALANCED         EQUITY        TAX EXEMPT      INTERNATIONAL
                                                         FUND            FUND        VIRGINIA FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ....................   $ 7,721,359      $ 3,469,539    $ 2,601,883       $   760,706
Gross unrealized depreciation ....................    (4,960,934)      (4,988,862)        (2,769)       (8,014,856)
                                                     -----------      -----------    -----------       -----------
Net unrealized appreciation (depreciation) .......   $ 2,760,425      $(1,519,323)   $ 2,599,114       $(7,254,150)
                                                     ===========      ===========    ===========       ===========

Federal income tax cost ..........................   $70,704,485      $41,334,156    $35,275,584       $35,327,777
                                                     ===========      ===========    ===========       ===========


The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

2. INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments, were as follows for the six months ended September 30, 2002:

===================================================================================================================
                                                       JAMESTOWN       JAMESTOWN       JAMESTOWN        JAMESTOWN
                                                       BALANCED         EQUITY        TAX EXEMPT      INTERNATIONAL
                                                         FUND            FUND        VIRGINIA FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------------

Purchases of investment securities ...............   $18,175,173      $14,284,452    $ 4,962,625       $11,520,408
                                                     ===========      ===========    ===========       ===========

Proceeds from sales and maturities
 of investment securities ........................   $26,148,586      $15,645,443    $ 2,291,807       $16,671,423
                                                     ===========      ===========    ===========       ===========
-------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of its average daily net assets. Accordingly, the Adviser voluntarily waived $41,636 of its investment advisory fees for the Fund during the six months ended September 30, 2002.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.  DIRECTED BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 and $15,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2002.

5.  FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2002, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

============================================================================================
                                                                             NET UNREALIZED
      SETTLEMENT              TO RECEIVE               INITIAL       MARKET   APPRECIATION
         DATE                (TO DELIVER)               VALUE        VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------
Contracts To Sell
  10/1/02 .................     (82,206)     EUR    $   80,192   $   81,245    $   (1,053)
  10/1/02 .................  (5,110,964)     JPY        41,603       41,983          (380)
  10/2/02 .................  (3,897,671)     JPY        31,709       32,016          (307)
  10/3/02 .................  (2,511,325)     JPY        20,714       20,632            82
                                                    ----------   ----------    ----------
Total sell contracts.......                            174,218      175,876       ( 1,658)
                                                    ----------   ----------    ----------

Contracts To Buy
  10/2/02..................     219,400      CHF     ( 146,345)   ( 148,928)        2,583
  10/2/02..................      22,358      GBP      ( 34,802)    ( 35,160)          358
  10/3/02..................      79,748      GBP     ( 125,165)   ( 125,387)          222
                                                    ----------   ----------    ----------
Total buy contracts........                          ( 306,312)   ( 309,475)        3,163
                                                    ----------   ----------    ----------


Net contracts..............                         $( 132,094)  $( 133,599)   $    1,505
                                                    ==========   ==========    ==========
-----------------------------------------------------------------------------------------

CHF - Swiss Franc                  EUR - Euro Dollar
GBP - British Pound Sterling       JPY - Japanese Yen

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
    SHARES    COMMON STOCKS -- 53.0%                                    VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 6.6%
    29,700    Best Buy Company, Inc. (a) .......................   $    662,607
    37,800    Home Depot, Inc. .................................        986,580
    11,000    Johnson Controls, Inc. ...........................        845,020
    49,000    Mattel, Inc. .....................................        882,490
    40,000    Target Corporation ...............................      1,180,800
     9,600    Wal-Mart Stores, Inc. ............................        472,704
                                                                     ----------
                                                                      5,030,201
                                                                     ----------

              CONSUMER STAPLES -- 4.0%
    21,000    Anheuser-Busch Companies, Inc. ...................      1,062,600
    16,000    Kimberly-Clark Corporation .......................        906,240
    38,200    SYSCO Corporation ................................      1,084,498
                                                                     ----------
                                                                      3,053,338
                                                                     ----------

              ENERGY -- 2.7%
    18,000    ChevronTexaco Corporation ........................      1,246,500
    26,000    Noble Drilling Corporation (a) ...................        806,000
                                                                     ----------
                                                                      2,052,500
                                                                     ----------
              FINANCIAL -- 11.0%
    10,000    American International Group, Inc. ...............        547,000
    16,000    Bank of America Corporation ......................      1,020,800
    25,000    Capital One Financial Corporation ................        873,000
    36,000    Citigroup, Inc. ..................................      1,067,400
    20,000    Fannie Mae .......................................      1,190,800
     5,000    Freddie Mac ......................................        279,500
    15,200    H & R Block, Inc. ................................        638,552
    17,600    Principal Financial Group, Inc. (a) ..............        460,768
    28,000    Prudential Financial, Inc. (a) ...................        799,680
    30,000    Wells Fargo & Company ............................      1,444,800
                                                                     ----------
                                                                      8,322,300
                                                                     ----------
              HEALTHCARE -- 11.5%
    19,000    AmerisourceBergen Corporation ....................      1,356,980
    15,000    Anthem, Inc. (a) .................................        975,000
    28,000    Johnson & Johnson ................................      1,514,240
    14,000    Medtronic, Inc. ..................................        589,680
    44,075    Pfizer, Inc. .....................................      1,279,056
    27,000    Tenet Healthcare Corporation .....................      1,336,500
    16,000    WellPoint Health Networks, Inc. (a) ..............      1,172,800
    16,000    Wyeth ............................................        508,800
                                                                     ----------
                                                                      8,733,056
                                                                     ----------
              INDUSTRIALS -- 7.9%
    95,940    Cendant Corporation (a) ..........................      1,032,314
    34,000    First Data Corporation ...........................        950,300
    14,000    General Dynamics Corporation .....................      1,138,620
    30,000    General Electric Company .........................        739,500
    85,000    Norfolk Southern Corporation .....................      1,716,150
     8,000    United Technologies Corporation ..................        451,920
                                                                     ----------
                                                                      6,028,804
                                                                     ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 53.0% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY -- 6.5%
    28,900    Accenture Ltd. - Class A (a) .....................   $    412,692
    26,000    Affiliated Computer Services, Inc. (a) ...........      1,106,300
    74,800    Cisco Systems, Inc. (a) ..........................        783,904
    11,000    Electronic Arts, Inc. (a) ........................        725,560
    10,000    Intel Corporation ................................        138,900
    19,500    Microsoft Corporation (a) ........................        851,955
    25,900    Symantec Corporation (a) .........................        872,053
                                                                     ----------
                                                                      4,891,364
                                                                     ----------

              MATERIALS -- 1.3%
    59,000    Pactiv Corporation (a) ...........................        970,550
                                                                     ----------

              TELECOMMUNICATIONS SERVICES-- 1.5%
    27,900    Nokia Corporation - ADR ..........................        369,675
    27,000    Verizon Communications, Inc. .....................        740,880
                                                                     ----------
                                                                      1,110,555
                                                                     ----------

              TOTAL COMMON STOCK (Cost $39,778,877)                $ 40,192,668
                                                                   ------------

================================================================================
    PAR
   VALUE      U.S. TREASURY OBLIGATIONS -- 4.0%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 3.7%
$  500,000    5.75%, due 08/15/2003 ............................     $  518,630
 1,000,000    6.75%, due 05/15/2005 ............................      1,122,690
 1,000,000    7.00%, due 07/15/2006 ............................      1,168,390
                                                                     ----------
                                                                      2,809,710
                                                                     ----------

              U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.3%
   232,894    3.375%, due 01/15/2007 ...........................        253,671
                                                                     ----------

              TOTAL TREASURY NOTES (Cost $2,762,484) ...........     $3,063,381
                                                                     ----------
================================================================================
    PAR
   VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.5%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK -- 2.1%
$1,000,000    5.375%, due 01/05/2004 ...........................     $1,046,590
   500,000    4.125%, due 01/14/2005 ...........................        521,550
                                                                     ----------
                                                                      1,568,140
                                                                     ----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.7%
 1,500,000    6.625%, due 09/15/2009 ...........................      1,755,930
   300,000    5.125%, due 07/15/2012 ...........................        318,285
                                                                     ----------
                                                                      2,074,215
                                                                     ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 6.7%
 2,000,000    7.00%, due 07/15/2005 ............................      2,244,140
   250,000    3.125%, due 08/15/2005 ...........................        251,723
 1,000,000    6.00%, due 12/15/2005 ............................      1,106,600
 1,250,000    7.25%, due 01/15/2010 ............................      1,510,250
                                                                     ----------
                                                                      5,112,713
                                                                     ----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $7,792,869)................................   $  8,755,068
                                                                     ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE      MORTGAGE-BACKED SECURITIES -- 4.6%  VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.1%
$  366,770    Pool #1471, 7.00%, due 03/01/2008 ................     $  393,475
   175,000    Pool #1655, 6.50%, due 10/01/2008 ................        189,929
   681,241    Pool #E00616, 6.00%, due 01/01/2014 ..............        711,332
   271,094    Pool #E90624, 6.00%, due 08/01/2017 ..............        281,678
                                                                     ----------
                                                                      1,576,414
                                                                     ----------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.0%
   345,410    Series #93-18-PJ, 6.50%, due 12/01/2007 ..........        367,752
   776,087    Pool #380512, 6.15%, due 08/01/2008 ..............        857,577
   341,814    Pool #489757, 6.00%, due 04/01/2029 ..............        352,252
                                                                     ----------
                                                                      1,577,581
                                                                     ----------

              GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.5%
   341,898    Pool #781344, 6.50%, due 10/01/2031 ..............        357,820
                                                                     ----------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,309,219)     $3,511,815
                                                                     ----------

================================================================================
    PAR
   VALUE      ASSET-BACKED SECURITIES -- 1.1%                            VALUE
--------------------------------------------------------------------------------
              STUDENT LOAN MARKETING ASSOCIATION -- 0.3%
$   67,408    Series #97-3-A1, 2.239%, adjustable rate,
               due 04/25/2006..................................     $    67,408
   157,072    Series #98-1-A1, 2.349%, adjustable rate,
               due 01/25/2007..................................         156,739
                                                                     ----------
                                                                        224,147
                                                                     ----------
              OTHER ASSET-BACKED SECURITIES -- 0.8%
   100,972    Fleetwood Credit Corporation Grantor Trust #95-A-A,
               8.45%, due 11/01/2010...........................         100,972
   500,000    MBNA Master Credit Card Trust #98-J-A,
               5.25%, due 02/15/2006...........................         516,090
                                                                     ----------
                                                                        617,062
                                                                     ----------

              TOTAL ASSET-BACKED SECURITIES (Cost $809,292)....     $   841,209
                                                                     ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE      CORPORATE BONDS -- 20.8%                                  VALUE
--------------------------------------------------------------------------------
              Alcoa, Inc.,
$  250,000     6.50%, due 06/01/2011 ..........................    $   283,952
              American Home Products Corporation,
   500,000     7.90%, due 02/15/2005 ..........................        548,575
              Anheuser-Busch Companies, Inc.,
   249,000     5.375%, due 09/15/2008 .........................        270,800
              Associates Corporation, N.A.,
   375,000     5.75%, due 11/01/2003 ..........................        388,391
              BB&T Corporation,
   325,000     6.50%, due 08/01/2011 ..........................        368,933
              Boeing Capital Corporation,
   300,000     7.10%, due 09/27/2005 ..........................        328,719
   250,000     5.65%, due 05/15/2006 ..........................        263,310
              Burlington Resources, Inc.,
   450,000     6.68%, due 02/15/2011 ..........................        506,678
              Citigroup, Inc.,
   200,000     5.00%, due 03/06/2007 ..........................        211,102
              Conoco, Inc.,
   750,000     5.90%, due 04/15/2004 ..........................        788,632
              CVS Corporation,
   250,000     5.625%, due 03/15/2006 .........................        264,120
              Deutsche Telekom AG,
   500,000     8.00%, due 06/15/2010 ..........................        550,000
              Donaldson Lufkin Jenrette, Inc.,
   500,000     6.875%, due 11/01/2005 .........................        541,635
              Dover Corporation,
   345,000     6.50%, due 02/15/2011 ..........................        384,823
              Duke Realty L.P. Medium Term Notes,
   390,000     6.75%, due 05/30/2008 ..........................        429,039
              ERP Operating L.P.,
   875,000     6.65%, due 11/15/2003 ..........................        909,213
              FPL Group Capital, Inc.,
   500,000     7.375%, due 06/01/2009 .........................        561,805
              General Electric Capital Corporation,
   295,000     6.52%, due 10/08/2002 ..........................        295,189
              General Motors Corporation,
   500,000     6.125%, due 08/28/2007 .........................        499,515
              Goldman Sachs Group,
   625,000     6.65%, due 05/15/2009 ..........................        680,356
              GTE Northwest, Inc.,
   500,000     6.30%, due 06/01/2010 ..........................        518,620
              Household Financial Company,
   425,000     6.40%, due 06/17/2008 ..........................        411,897
              J.P. Morgan Chase & Company,
   450,000     6.75%, due 02/01/2011 ..........................        488,480
              Manitoba (Province of) Medium Term Notes,
   205,000     5.50%, due 10/01/2008 ..........................        228,175
              Marsh & McClennan Companies, Inc.,
   309,000     6.625%, due 06/15/2004 .........................        328,964

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE      CORPORATE BONDS -- 20.8% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              May Department Stores Company,
$  510,000     5.95%, due 11/01/2008 ..........................    $   553,457
              Morgan Stanley Dean Witter & Company,
   350,000     6.75%, due 04/15/2011 ..........................        383,677
              National City Corporation,
   575,000     7.20%, due 05/15/2005 ..........................        638,630
              Norwest Financial, Inc.,
   615,000     5.375%, 09/30/2003 .............................        633,758
              Pepsico, Inc.,
   375,000     4.50%, due 09/15/2004 ..........................        390,413
              Pharmacia Corporation,
   250,000     5.75%, due 12/01/2005 ..........................        276,610
              Prologis Trust,
   225,000     7.00%, due 10/01/2003 ..........................        233,550
              SBC Communciations, Inc. Medium Term Notes,
   400,000     6.875%, due 08/15/2006 .........................        443,436
              SBC Communciations, Inc.,
   435,000     6.625%, due 11/01/2009 .........................        481,319
              SunTrust Banks, Inc.,
   300,000     6.00%, due 01/01/2028 ..........................        328,104
              Union Camp Corporation,
   300,000     6.50%, due 11/15/2007 ..........................        330,543
                                                                     ----------

              TOTAL CORPORATE BONDS (Cost $14,666,775) ........    $ 15,744,420
                                                                     ----------
================================================================================
    PAR
   VALUE   MUNICIPAL DEBT SECURITITES -- 0.3%                            VALUE
--------------------------------------------------------------------------------
              Virginia State Residential Authority, Infrastructure,
$  230,000     Revenue, 5.90%, due 05/01/2011 (Cost $234,543)..    $    254,428
                                                                     ----------

================================================================================
    SHARES    MONEY MARKET - 1.5%                                        VALUE
--------------------------------------------------------------------------------
 1,101,921    First American Treasury Obligation Fund -
               Class S (Cost $1,101,921).......................    $  1,101,921
                                                                     ----------

              TOTAL INVESTMENTS AT VALUE-- 96.8%
               (Cost $70,455,980)..............................    $ 73,464,910

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.2%.....       2,397,601
                                                                     ----------

              NET ASSETS-- 100.0%..............................    $ 75,862,511
                                                                     ==========


(a) Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
    SHARES    COMMON STOCKS -- 92.4%                                    VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 11.7%
    26,150    Best Buy Company, Inc. (a) .......................     $  583,407
    33,785    Home Depot, Inc. .................................        881,789
    12,065    Johnson Controls, Inc. ...........................        926,833
    45,100    Mattel, Inc. .....................................        812,251
    36,210    Target Corporation ...............................      1,068,919
     8,445    Wal-Mart Stores, Inc. ............................        415,832
                                                                     ----------
                                                                      4,689,031
                                                                     ----------
              CONSUMER STAPLES -- 7.2%
    21,140    Anheuser-Busch Companies, Inc. ...................      1,069,684
    15,080    Kimberly-Clark Corporation .......................        854,131
    33,390    SYSCO Corporation ................................        947,942
                                                                     ----------
                                                                      2,871,757
                                                                     ----------
              ENERGY -- 4.9%
    16,100    ChevronTexaco Corporation ........................      1,114,925
    26,650    Noble Drilling Corporation (a) ...................        826,150
                                                                     ----------
                                                                      1,941,075
                                                                     ----------
              FINANCIAL -- 18.8%
    16,175    Bank of America Corporation ......................      1,031,965
    22,120    Capital One Financial Corporation ................        772,430
    33,196    Citigroup, Inc. ..................................        984,261
    16,000    Fannie Mae .......................................        952,640
    10,110    Freddie Mac ......................................        565,149
    13,750    H & R Block, Inc. ................................        577,638
    16,190    Principal Financial Group, Inc. (a) ..............        423,854
    26,850    Prudential Financial, Inc. (a) ...................        766,836
    30,200    Wells Fargo & Company ............................      1,454,432
                                                                     ----------
                                                                      7,529,205
                                                                     ----------
              HEALTHCARE -- 21.1%
    19,100    AmerisourceBergen Corporation ....................      1,364,122
    15,075    Anthem, Inc. (a) .................................        979,875
    27,150    Johnson & Johnson ................................      1,468,272
    12,275    Medtronic, Inc. ..................................        517,023
    41,332    Pfizer, Inc. .....................................      1,199,455
    25,950    Tenet Healthcare Corporation .....................      1,284,525
    15,485    WellPoint Health Networks, Inc. (a) ..............      1,135,051
    15,085    Wyeth ............................................        479,703
                                                                     ----------
                                                                      8,428,026
                                                                     ----------
              INDUSTRIALS -- 13.3%
    82,500    Cendant Corporation (a) ..........................        887,700
    30,150    First Data Corporation ...........................        842,692
    13,585    General Dynamics Corporation .....................      1,104,868
    27,539    General Electric Company .........................        678,836
    70,425    Norfolk Southern Corporation .....................      1,421,881
     6,940    United Technologies Corporation ..................        392,041
                                                                     ----------
                                                                      5,328,018
                                                                     ----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 92.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY -- 10.9%
    26,000    Accenture Ltd. - Class A (a) .....................   $    371,280
    25,145    Affiliated Computer Services, Inc. (a) ...........      1,069,920
    67,790    Cisco Systems, Inc. (a) ..........................        710,439
    10,050    Electronic Arts, Inc. (a) ........................        662,898
    17,090    Microsoft Corporation (a) ........................        746,662
    23,230    Symantec Corporation (a) .........................        782,184
                                                                     ----------
                                                                      4,343,353
                                                                     ----------
              MATERIALS -- 2.2%
    53,300    Pactiv Corporation (a) ...........................        876,785
                                                                     ----------

              TELECOMMUNICATION SERVICES-- 2.3%
    24,900    Nokia Corporation - ADR ..........................        329,925
    22,146    Verizon Communications, Inc. .....................        607,686
                                                                     ----------
                                                                        937,611
                                                                     ----------

              TOTAL COMMON STOCKS  (Cost $38,460,950)...........   $ 36,944,861
                                                                     ----------
================================================================================
    SHARES    MONEY MARKETS -- 7.2%                                     VALUE
--------------------------------------------------------------------------------
 2,869,972    First American Treasury Obligation Fund -
               Class S (Cost $2,869,972)........................   $  2,869,972
                                                                     ----------

              TOTAL INVESTMENTS AT VALUE-- 99.6%
               (Cost $41,330,922)...............................   $ 39,814,833

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4%......        176,717
                                                                     ----------

              NET ASSETS-- 100.0%...............................   $ 39,991,550
                                                                     ==========


(a) Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
   PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE       OBLIGATION (GO) BONDS-- 97.5%                             VALUE
--------------------------------------------------------------------------------

              Albermarle Co., Virginia, Industrial Dev.
               Authority, Health Serv., Revenue,
$  700,000     1.65%, weekly floating rate, due 10/01/2022......     $  700,000
              Alexandria, Virginia, GO,
 1,000,000     5.00%, due 06/15/2011 ...........................      1,130,620
              Arlington Co., Virginia, GO,
   990,000     5.40%, due 06/01/2014 ...........................      1,085,535
              Chesapeake Bay Bridge and Tunnel, Commonwealth,
               Virginia, Revenue,
 1,000,000     5.70%, due 07/01/2008, prerefunded 07/01/2005 ...      1,124,740
              Chesapeake, Virginia, GO,
 1,000,000     5.50%, due 05/01/2011 ...........................      1,109,190
              Chesterfield Co., Virginia, GO,
    85,000     6.25%, due 07/15/2005 ...........................         88,009
 1,000,000     4.75%, due 01/01/2013 ...........................      1,071,850
              Fairfax Co., Virginia, GO,
 1,000,000     4.375%, due 06/01/2015 ..........................      1,047,430
              Greater Richmond, Virginia, Convention Center
               Authority, Revenue,
   550,000     5.50%, due 06/15/2008 ...........................        618,728
              Hampton, Virginia, GO,
 1,000,000     5.50%, due 02/01/2012 ...........................      1,163,700
              Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013 ..........................      1,120,780
              Hanover Co., Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000     6.50%, due 08/15/2009 ...........................      1,203,120
              Henrico Co., Virginia, Economic Dev.
               Authority, Revenue,
 1,000,000     5.50%, due 11/01/2008 ...........................      1,148,590
              Medical College of Virginia Hospitals
               Authority, Revenue,
   700,000     5.00%, due 07/01/2013 ...........................        777,357
              Newport News, Virginia, GO,
 1,000,000     5.625%, due 07/01/2014, prerefunded 07/01/2005...      1,122,150
              Norfolk, Virginia, GO,
   500,000     5.25%, due 06/01/2008, partially
               prerefunded 06/01/2004...........................        534,115
   300,000     5.75%, due 06/01/2011, prerefunded 06/01/2005....        333,936
              Norfolk, Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000     6.50%, due 11/01/2013 ...........................      1,100,210
              Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016 ...........................      1,087,440
              Pamunkey, Virginia, Regional Jail Authority,
               Jail Facility, Revenue,
 1,000,000     5.70%, due 01/01/2010 ...........................      1,125,540
              Portsmouth, Virginia, GO,
   800,000     5.00%, due 08/01/2017 ...........................        854,528
              Prince William Co., Virginia,
               Park Authority, Revenue,
   250,000     6.10%, due 10/15/2004, escrowed to maturity......        272,232
              Richmond, Virginia, GO,
 1,000,000     5.45%, due 01/15/2008 ...........................      1,134,130
              Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue,
 1,010,000     4.75%, due 07/15/2010 ...........................      1,120,100
              Richmond, Virginia, Metropolitan Authority,
               Expressway, Revenue,
   425,000     6.05%, due 07/15/2005 ...........................        435,111

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE       OBLIGATION (GO) BONDS-- 97.5% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              Riverside, Virginia, Regional Jail Authority,
               Revenue,
$  455,000     5.625%, due 07/01/2007 ..........................     $  507,694
              Roanoke, Virginia, GO,
 1,000,000     5.00%, due 08/01/2009 ...........................      1,108,550
              Southeastern Public Service Authority,
               Virginia, Revenue,
 1,000,000     5.00%, due 07/01/2015 ...........................      1,123,570
              Spotsylvania Co., Virginia, Industrial Dev.
               Authority, Revenue,
   500,000     1.70%, weekly floating rate, due 04/01/2023 .....        500,000
              Suffolk, Virginia, GO,
 1,000,000     5.00%, due 12/01/2015 ...........................      1,093,020
   350,000     5.80%, due 06/01/2011 ...........................        397,295
              University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012 ...........................      1,132,870
              Upper Occoquan, Virginia, Sewer Authority,
               Revenue,
   700,000     5.00%, due 07/01/2015 ...........................        760,263
              Virginia Beach, Virginia, GO,
 1,000,000     5.25%, due 08/01/2010 ...........................      1,124,000
              Virginia College Building Authority,
               Educational Facilities, Revenue,
 1,000,000     5.55%, due 11/01/2019, optional tender 11/01/2004       1,075,870
              Virginia Commonwealth Transportation Board, Revenue,
   850,000     7.25%, due 05/15/2020 ...........................      1,024,565
              Virginia Residential Authority, Revenue,
   500,000     5.50%, due 05/01/2017 ...........................        554,870
              Virginia State, GO,
 1,000,000     5.375%, due 06/01/2003 ..........................      1,026,190
              Virginia State Housing Dev. Authority,
               Commonwealth Mortgage, Revenue,
 1,000,000     6.05%, due 01/01/2013 ...........................      1,049,600
              Virginia State Housing Dev. Authority,
               Multi-Family, Revenue,
   150,000     6.60%, due 11/01/2012 ...........................        157,821
   150,000     6.30%, due 11/01/2015 ...........................        159,355
              Virginia State Public Building Authority, Revenue,
   900,000     6.00%, due 08/01/2003 ...........................        924,390
              Virginia State Public School Authority, Revenue,
 1,000,000     5.25%, due 08/01/2009 ...........................      1,140,350
                                                                     ----------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $34,779,399).........   $ 37,369,414
                                                                     ----------

================================================================================
    SHARES    MONEY MARKET -- 1.3%                                     VALUE
--------------------------------------------------------------------------------
   505,284    First American Tax Free Obligation Fund -
               Class S (Cost $505,284)..........................   $    505,284
                                                                     ----------

              TOTAL INVESTMENTS AT VALUE-- 98.8%
               (Cost $35,284,683)...............................   $ 37,874,698

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2%......        462,187
                                                                     ----------

              NET ASSETS-- 100.0%...............................   $ 38,336,885
                                                                     ==========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
    SHARES    COMMON STOCKS -- 101.2%                                   VALUE
--------------------------------------------------------------------------------
              AUSTRALIA -- 1.9%
   105,832    BHP Billiton Ltd. ................................     $  520,457
                                                                     ----------

              FRANCE -- 18.5%
    13,945    Accor SA .........................................        407,253
    13,928    Aventis SA .......................................        729,547
    13,598    Carrefour SA .....................................        545,619
     6,803    L'Oreal SA .......................................        490,809
    11,328    LVMH Moet Hennessy Louis Vuitton SA ..............        413,113
     2,269    Pernod-Ricard SA .................................        204,063
    11,317    Sanofi - Synthelabo SA ...........................        638,081
    10,573    Schneider Electric SA ............................        468,964
    18,974    Suez SA (a) ......................................        298,532
     5,169    Total Fina Elf SA ................................        680,455
     8,953    Valeo SA .........................................        256,865
                                                                     ----------
                                                                      5,133,301
                                                                     ----------

              GERMANY -- 2.2%
     2,142    Muenchener Reuckversicherungs-Gesellschaft AG ....        218,468
    11,036    Volkswagon AG (a) ................................        401,373
                                                                     ----------
                                                                        619,841

              HONG KONG -- 2.6%
   182,500    China Mobile (Hong Kong) Ltd. (a) ................        421,175
    52,000    Sun Hung Kai Properties Ltd. .....................        305,349
                                                                     ----------
                                                                        726,524
                                                                     ----------
              ITALY -- 7.3%
    54,017    ENI SpA ..........................................        740,984
   181,012    IntesaBci SpA (a) ................................        304,120
    86,495    Mediaset SpA .....................................        537,688
   109,514    Telecom Italia Mobile (T.I.M.) SpA (a) ...........        426,437
                                                                     ----------
                                                                      2,009,229
                                                                     ----------

              JAPAN -- 19.9%
    54,000    Bridgestone Corporation ..........................        642,287
    17,000    Canon, Inc. ......................................        555,775
        82    East Japan Railway Company .......................        382,586
    15,300    Honda Motor Company Ltd. .........................        619,591
     8,000    Ito-Yokado Company Ltd. ..........................        314,112
    45,000    Matsushita Electric Industrial Company Ltd. ......        466,856
   127,500    Nissan Motor Company Ltd. ........................        946,772
    33,000    Nomura Holdings, Inc. ............................        433,711
     5,000    Orix Corporation .................................        294,480
     9,300    Pioneer Corporation ..............................        153,930
     3,540    Rohm Company .....................................        415,530
     9,000    Shin-Etsu Chemical Company Ltd. ..................        297,930
                                                                     ----------
                                                                      5,523,560
                                                                     ----------
              KOREA -- 4.2%
     4,958    Kookmin Bank - ADR (a) ...........................        175,662
     9,935    KT Corporation - ADR .............................        220,358
     1,675    Samsung Electronics Company Ltd. .................        407,239
    16,528    SK Telecom Company Ltd. - ADR ....................        350,889
                                                                     ----------
                                                                      1,154,148
                                                                     ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 101.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              NETHERLANDS -- 11.4%
     5,827    Gucci Group NV - ADR .............................     $  491,857
     7,904    Heineken NV ......................................        310,196
    60,653    Koninklijke (Royal) KPN NV .......................        314,702
    25,262    Philips Electronics NV ...........................        367,007
     8,237    Unilever NV - CVA ................................        487,624
    28,011    VNU NV ...........................................        650,834
    30,550    Wolters Kluwer NV ................................        552,524
                                                                     ----------
                                                                      3,174,744
                                                                     ----------
              SINGAPORE -- 1.5%
    63,000    United Overseas Bank Ltd. ........................        421,820
                                                                     ----------

              SPAIN -- 1.2%
    44,170    Telefonica SA (a) ................................        329,145
                                                                     ----------

              SWITZERLAND -- 4.6%
     7,685    Adecco SA ........................................        260,044
    20,239    Credit Suisse Group ..............................        397,032
    15,318    Novartis AG (a) ..................................        605,670
                                                                     ----------
                                                                      1,262,746
                                                                     ----------
              TAIWAN -- 1.5%
    53,000    Taiwan Semiconductor Manufacturing Company Ltd.(a)         62,326
    21,737    Taiwan Semiconductor Manufacturing Company Ltd.-ADR(a)    138,031
    63,967    United Microelectronics Corporation - ADR(a) .....        225,804
                                                                     ----------
                                                                        426,161
                                                                     ----------
              UNITED KINGDOM -- 24.4%
    20,341    Astrazeneca PLC ..................................        616,094
    43,284    BAA PLC ..........................................        358,721
   140,733    Bae Systems PLC ..................................        425,481
    73,790    British Sky Broadcasting Group PLC (a) ...........        594,716
   100,106    BT Group PLC .....................................        258,967
    66,993    Cadbury Schweppes PLC ............................        445,644
    31,606    GlaxoSmithKline PLC ..............................        610,857
    46,504    HSBC Holdings PLC ................................        470,240
    28,952    Imperial Tobacco PLC .............................        458,942
   152,495    Kingfisher PLC ...................................        495,215
    83,961    Marks & Spencer Group PLC ........................        423,509
    11,043    Next PLC .........................................        160,898
   122,825    Reed Elsevier PLC ................................      1,055,590
    21,059    Royal Bank of Scotland Group PLC .................        397,077
                                                                     ----------
                                                                      6,771,951
                                                                     ----------

              TOTAL COMMON STOCK (Cost $34,611,414).............   $ 28,073,627

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.2)%....      ( 330,737)
                                                                     ----------

              NET ASSETS-- 100.0%...............................   $ 27,742,890
                                                                     ==========


(a) Non-income producing security.

================================================================================

THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio  45246-0707
(Toll-Free) 1-866-738-1126

INDEPENDENT  AUDITORS
Tait,  Weller & Baker
Eight Penn Center Plaza,  Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

================================================================================

                    =======================================
                    |                                     |
                    |                                     |
                    |                 THE                 |
                    |          GOVERNMENT STREET          |
                    |                FUNDS                |
                    |                                     |
                    |         No-Load Mutual Funds        |
                    |                                     |
                    |                                     |
                    |          Semi-Annual Report         |
                    |          September 30, 2002         |
                    |             (Unaudited)             |
                    |                                     |
                    |                                     |
                    |                                     |
                    =======================================



                         T. LEAVELL & ASSOCIATES, INC.
                               ===================
                               INVESTMENT ADVISER
                               ===================
                                  Founded 1979

                     ======================================
                    |                                     |
                    |  THE GOVERNMENT STREET EQUITY FUND  |
                    |                                     |
                    |    THE GOVERNMENT STREET BOND FUND  |
                    |                                     |
                    |     THE ALABAMA TAX FREE BOND FUND  |
                    |                                     |
                     ======================================

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
                                     GOVERNMENT      GOVERNMENT       ALABAMA
                                       STREET          STREET         TAX FREE
                                       EQUITY           BOND           BOND
                                        FUND            FUND           FUND
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
 At acquisition cost ............... $79,203,577    $54,229,236     $31,898,923
                                     ===========    ===========     ===========

At value (Note 1) .................. $82,615,559    $57,098,567     $34,162,529
Dividends and interest receivable ..     100,972        649,367         419,874
Receivable for capital shares sold .      58,135           --                19
Other assets .......................      10,648         15,352           6,484
                                     -----------    -----------     -----------
 TOTAL ASSETS ......................  82,785,314     57,763,286      34,588,906
                                     -----------    -----------     -----------

LIABILITIES
Dividends payable ..................       4,983         14,104          28,681
Payable for investment
securities purchased ...............        --             --           309,502
Payable for capital shares redeemed        5,758         60,797           6,595
Accrued investment advisory
fees (Note 3) ......................      43,171         23,563           8,066
Accrued administration fees (Note 3)       8,800          3,500           4,000
Other accrued expenses
and liabilities ....................       1,066           --             4,600
                                     -----------    -----------     -----------
 TOTAL LIABILITIES .................      63,778        101,964         361,444
                                     -----------    -----------     -----------

NET ASSETS ......................... $82,721,536    $57,661,322     $34,227,462
                                     ===========    ===========     ===========

Net assets consist of:
Paid-in capital .................... $81,786,996    $56,109,485     $32,184,624
Undistributed net investment
income (loss) ......................       3,612       (463,550)         31,041
Accumulated net realized losses
 from security transactions ........  (2,481,054)      (853,944)       (251,809)
Net unrealized appreciation/
 depreciation on investments .......   3,411,982      2,869,331       2,263,606
                                     -----------    -----------     -----------

Net assets ......................... $82,721,536    $57,661,322     $34,227,462
                                     ===========    ===========     ===========


Shares of beneficial interest
 outstanding (unlimited number of
 shares authorized, no par value)...   2,495,766      2,671,389       3,123,060
                                     ===========    ===========     ===========


Net asset value, offering price and
redemption price per share (Note 1). $     33.14    $     21.58     $     10.96
                                     ===========    ===========     ===========


See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
                                     GOVERNMENT      GOVERNMENT       ALABAMA
                                       STREET          STREET         TAX FREE
                                       EQUITY           BOND           BOND
                                        FUND            FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest .......................... $    32,127    $ 1,502,685     $   736,840
 Dividends .........................     655,394         40,633           5,232
                                     -----------    -----------     -----------
  TOTAL INVESTMENT INCOME ..........     687,521      1,543,318         742,072
                                     -----------    -----------     -----------

EXPENSES
 Investment advisory fees (Note 3)..     283,928        140,271          58,050
 Administration fees (Note 3).......      56,774         21,030          23,860
 Trustees' fees and expenses........       6,835          6,835           6,835
 Professional fees..................       6,028          6,028           4,978
 Custodian fees.....................       7,216          5,535           2,854
 Pricing costs......................       2,028          4,800           7,519
 Printing of shareholder reports....       3,624          1,967           1,816
 Insurance expense..................       2,871          2,187           1,641
 Registration fees..................       1,533          1,715           1,140
 Other expenses.....................       4,000          3,868           5,589
                                     -----------    -----------     -----------
  TOTAL EXPENSES                         374,837        194,236         114,282
 Fees waived by the Adviser (Note 3)          --             --         ( 6,475)
                                      -----------    -----------     -----------
  NET EXPENSES......................     374,837         194,236        107,807
                                      -----------    -----------     -----------

NET INVESTMENT INCOME...............     312,684       1,349,082        634,265
                                      -----------    -----------     -----------

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
Net realized losses
 from security transactions.........  (1,739,232)       131,604          (5,268)
Net change in unrealized
 appreciation/depreciation
 on investments..................... (28,190,730)     2,181,073       1,733,842
                                     -----------    -----------     -----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS............. (29,929,962)     2,312,677       1,728,574
                                      -----------    -----------     -----------

NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.............$(29,617,278)  $  3,661,759   $   2,362,839
                                      ===========    ===========     ===========


See accompanying notes to financial statements.


HE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================================
                                                   GOVERNMENT STREET           GOVERNMENT STREET           ALABAMA TAX FREE
                                                      EQUITY FUND                 BOND FUND                    BOND FUND
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                                ENDED           YEAR         ENDED          YEAR           ENDED        YEAR
                                              SEPT. 30,         ENDED       SEPT. 30,      ENDED          SEPT. 30,     ENDED
                                                2002           MARCH 31,      2002        MARCH 31,         2002      MARCH 31,
                                             (UNAUDITED)         2002      (UNAUDITED)      2002        (UNAUDITED)      2002
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ...................$    312,684       $  462,886   $  1,349,082   $  2,617,238   $  634,265   $  1,196,141
 Net realized losses from
  security transactions ..................  (1,739,232)        (435,006)       131,604        (11,251)      (5,268)        (2,316)
 Net change in unrealized appreciation/
  depreciation on investments ............ (28,190,730)       1,370,223      2,181,073       (192,422)   1,733,842       (482,278)
                                          ------------       ----------   ------------   ------------   ----------   ------------
 Net increase (decrease)
  in net assets from operations .......... (29,617,278)       1,398,103      3,661,759      2,413,565    2,362,839        711,547
                                          ------------       ----------   ------------   ------------   ----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ..............    (319,146)        (458,503)    (1,465,709)    (2,838,825)    (630,279)    (1,190,607)
                                          ------------       ----------   ------------   ------------   ----------   ------------


FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ...............   9,462,389       18,667,794      3,140,294      9,467,270    2,186,131      5,283,250
 Net asset value of shares issued in
  reinvestment of distributions
  to shareholders ........................     310,714          449,835      1,392,666      2,669,150      443,116        976,448
 Payments for shares redeemed ............  (2,815,730)      (9,867,501)    (2,756,146)    (7,202,487)  (1,737,786)    (2,267,886)
                                          ------------       ----------   ------------   ------------   ----------   ------------
Net increase in net assets from
 capital share transactions ..............   6,957,373        9,250,128      1,776,814      4,933,933      891,461      3,991,812
                                          ------------       ----------   ------------   ------------   ----------   ------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ........................... (22,979,051)      10,189,728      3,972,864      4,508,673    2,624,021      3,512,752

NET ASSETS
 Beginning of period ..................... 105,700,587       95,510,859     53,688,458     49,179,785   31,603,441     28,090,689
                                          ------------       ----------   ------------   ------------   ----------   ------------
 End of period ...........................$ 82,721,536    $ 105,700,587   $ 57,661,322   $ 53,688,458  $34,227,462   $ 31,603,441
                                          ============     ============   ============   ============   ==========   ============
UNDISTRIBUTED NET
 INVESTMENT INCOME (LOSS) ................$      3,612    $      10,074   $   (463,550)  $   (346,923)  $   31,041   $     27,055
                                          ============     ============   ============   ============   ==========   ============


CAPITAL SHARE ACTIVITY
 Sold ....................................     241,068          414,359        148,410        449,373      205,372        499,453
 Reinvested ..............................       8,697           10,185         65,589        126,981       41,342         92,663
 Redeemed ................................     (74,308)        (220,346)      (129,864)      (342,610)    (162,542)      (215,589)
                                          ------------       ----------   ------------   ------------   ----------   ------------
 Net increase in shares outstanding ......     175,457          204,198         84,135        233,744       84,172        376,527
 Shares outstanding, beginning of period..   2,320,309        2,116,111      2,587,254      2,353,510    3,038,888      2,662,361
                                          ------------       ----------   ------------   ------------   ----------   ------------
 Shares outstanding, end of period........   2,495,766        2,320,309      2,671,389      2,587,254    3,123,060      3,038,888
                                           ============    =============   ============   ============   ==========   ============


See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================================
    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------------------------
                                                | SIX MONTHS |
                                                |    ENDED   |
                                                |  SEPT. 30, |                     YEARS ENDED MARCH 31,
                                                |    2002    |-----------------------------------------------------------------
                                                | (UNAUDITED)|     2002          2001          2000          1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...$      45.55    $       45.14   $      57.07   $      48.10   $    43.79   $      32.59
                                          ------------       ----------   ------------   ------------   ----------   ------------

Income (loss) from investment operations:
 Net investment income ...................        0.13             0.21           0.19           0.18         0.27           0.32
 Net realized and unrealized
  gains (losses) on investments ..........      (12.41)            0.41         (11.93)          9.39         6.01          12.28
                                          ------------       ----------   ------------   ------------   ----------   ------------
Total from investment operations .........      (12.28)            0.62         (11.74)          9.57         6.28          12.60
                                          ------------       ----------   ------------   ------------   ----------   ------------

Less distributions:
 Dividends from net
  investment income ......................       (0.13)           (0.21)         (0.19)         (0.18)       (0.27)         (0.32)
 Distributions from net realized gains ...        --               --             --            (0.42)       (1.70)         (1.08)
                                          ------------       ----------   ------------   ------------   ----------   ------------
Total distributions ......................       (0.13)           (0.21)         (0.19)         (0.60)       (1.97)         (1.40)
                                          ------------       ----------   ------------   ------------   ----------   ------------

Net asset value at end of period .........$      33.14    $       45.55   $      45.14   $      57.07   $    48.10   $      43.79
                                          ============    =============   ============   ============   ==========   ============


Total return .............................      (26.98%)(a)        1.38%        (20.61%)        19.93%       14.81%         39.31%
                                          ============    =============   ============   ============   ==========   ============


Net assets at end of period (000's) ......$     82,722    $     105,701   $     95,511   $    116,447   $   90,707   $     75,643
                                          ============    =============   ============   ============   ==========   ============


Ratio of expenses to average net assets ..        0.79%(b)         0.80%          0.80%          0.83%        0.85%          0.86%

Ratio of net investment income
 to average net assets ....................       0.66%(b)         0.47%          0.36%          0.35%        0.61%          0.82%

Portfolio turnover rate ..................           6%(b)           17%            11%            17%          22%            18%

(a) Not annualized.

(b) Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================================
    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------------------------
                                                | SIX MONTHS |
                                                |    ENDED   |
                                                |  SEPT. 30, |                     YEARS ENDED MARCH 31,
                                                |    2002    |-----------------------------------------------------------------
                                                | (UNAUDITED)|     2002(a)          2001          2000          1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...  $    20.75    $     20.90    $      19.79   $      20.90  $   21.06     $    20.47
                                          ------------       ----------   ------------   ------------   ----------   ------------

Income (loss) from investment operations:
 Net investment income ...................        0.52             1.07           1.23           1.23         1.27           1.32
 Net realized and unrealized
  gains (losses) on investments ..........        0.87            (0.06)          1.11          (1.11)       (0.16)          0.60
                                          ------------       ----------   ------------   ------------   ----------   ------------
Total from investment operations .........        1.39             1.01           2.34           0.12         1.11           1.92
                                          ------------       ----------   ------------   ------------   ----------   ------------

Dividends from net investment income .....       (0.56)           (1.16)         (1.23)         (1.23)       (1.27)         (1.33)
                                          ------------       ----------   ------------   ------------   ----------   ------------

Net asset value at end of period .........  $    21.58      $     20.75    $     20.90    $     19.79   $    20.90    $     21.06
                                          ============     ============   ============   ============   ==========   ============


Total return .............................        6.75%(b)         4.88%         12.25%          0.67%        5.38%          9.61%
                                          ============     ============   ============   ============   ==========   ============


Net assets at end of period (000's) ......  $   57,661      $    53,688    $    49,180    $    45,156   $   43,041    $    36,908
                                          ============     ============   ============   ============   ==========   ============


Ratio of expenses to average net assets ..        0.69%(c)         0.70%          0.69%          0.70%        0.73%          0.74%

Ratio of net investment income
 to average net assets ...................        4.81%(c)         5.06%          6.12%          6.12%        6.01%          6.35%

Portfolio turnover rate ..................          43%(c)           18%             9%            20%          17%            10%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================================
    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------------------------
                                                | SIX MONTHS |
                                                |    ENDED   |
                                                |  SEPT. 30, |                     YEARS ENDED MARCH 31,
                                                |    2002    |-----------------------------------------------------------------
                                                | (UNAUDITED)|     2002(a)          2001         2000         1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...  $    10.40       $    10.55     $    10.13     $    10.54   $    10.49     $    10.18
                                          ------------       ----------   ------------   ------------   ----------   ------------

Income (loss) from investment operations:
Net investment income ....................        0.20             0.42           0.44           0.44         0.44           0.44
Net realized and unrealized
gains (losses) on investments ............        0.56            (0.15)          0.42          (0.41)        0.05           0.31
                                          ------------       ----------   ------------   ------------   ----------   ------------
Total from investment operations .........        0.76             0.27           0.86           0.03         0.49           0.75
                                          ------------       ----------   ------------   ------------   ----------   ------------

Dividends from net investment income .....       (0.20)           (0.42)         (0.44)         (0.44)       (0.44)         (0.44)
                                          ------------       ----------   ------------   ------------   ----------   ------------

Net asset value at end of period .........  $    10.96       $    10.40     $    10.55     $    10.13   $    10.54     $    10.49
                                          ============     ============   ============   ============   ==========   ============


Total return .............................        7.40%(c)         2.61%          8.71%          0.34%        4.73%          7.44%
                                          ============     ============   ============   ============   ==========   ============


Net assets at end of period (000's) ......  $   34,227       $   31,603     $   28,091     $   23,048   $   21,560     $   19,938
                                          ============     ============   ============   ============   ==========   ============


Ratio of net expenses to
average net assets(b) ....................        0.65%(d)         0.65%          0.65%          0.65%        0.65%          0.65%

Ratio of net investment income
to average net assets ....................        3.82%(d)         4.02%          4.29%          4.32%        4.16%          4.19%

Portfolio turnover rate ..................           9%(d)           10%             6%            19%           7%             2%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.69%(d), 0.71%, 0.71%, 0.72%, 0.76%, and 0.75% for the periods ended September 30, 2002, March 31, 2002, 2001, 2000, 1999 and 1998, respectively (Note 3).

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
    SHARES    COMMON STOCKS - 94.0%                                      VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 13.1%
     5,000    Abercrombie & Fitch Company - Class A (a) ......   $       98,350
    22,000    Applebee's International, Inc. .................          482,240
    21,000    Circuit City Stores - Circuit City Group .......          318,150
    11,000    Comcast Corporation - Class A (a) ..............          234,630
    10,000    Cooper Tire & Rubber Company ...................          161,400
    15,000    Costco Wholesale Corporation (a) ...............          485,550
    10,000    Harrah's Entertainment, Inc. (a) ...............          482,100
    25,000    Hasbro, Inc. ...................................          278,250
    49,500    Home Depot, Inc. ...............................        1,291,950
    15,000    Johnson Controls, Inc. .........................        1,152,300
     5,000    KB HOME ........................................          244,200
    12,000    Legget & Platt, Inc. ...........................          237,480
     3,500    Maytag Corporation .............................           81,130
     4,500    NIKE, Inc. - Class B ...........................          194,310
     5,500    Omnicom Group, Inc. ............................          306,240
    15,000    Radioshack Corporation .........................          300,900
     6,000    Russell Corporation ............................           89,940
    22,000    Target Corporation .............................          649,440
    12,000    Tribune Company ................................          501,720
    26,000    Viacom, Inc. - Class A (a) .....................        1,054,300
    34,000    Wal-Mart Stores, Inc. ..........................        1,674,160
    32,000    Walt Disney Company (The) ......................          484,480
                                                                     ----------
                                                                     10,803,220
                                                                     ----------
              CONSUMER STAPLES - 10.1%
    18,000    Anheuser-Busch Companies, Inc. .................          910,800
    34,200    Archer-Daniels-Midland Company .................          427,842
    18,000    Avon Products, Inc. ............................          829,800
    12,000    Clorox Company (The) ...........................          482,160
    40,000    Coca-Cola Enterprises, Inc. ....................          849,600
     6,000    Hershey Foods Corporation ......................          372,300
       260    J.M. Smucker Company (The) (a) .................            9,542
    10,000    Kimberly Clark Corporation .....................          566,400
    12,000    PepsiCo, Inc. ..................................          443,400
    18,000    Philip Morris Companies, Inc. ..................          698,400
    13,000    Procter & Gamble Company .......................        1,161,940
    20,000    Safeway, Inc. (a) ..............................          446,000
    14,000    SYSCO Corporation ..............................          397,460
    25,000    Walgreen Company ...............................          769,000
                                                                     ----------
                                                                      8,364,644
                                                                     ----------
              ENERGY - 5.5%
    10,150    Apache Corporation .............................          603,418
    33,082    BP PLC - ADR ...................................        1,319,972
    13,000    ChevronTexaco Corporation ......................          900,250
    31,300    Exxon Mobil Corporation ........................          998,470
    22,000    Nabors Industries, Inc. (a) ....................          720,500
                                                                     ----------
                                                                      4,542,610
                                                                     ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS - 94.0% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS - 2.5%
    21,000    DIAMONDS Trust, Series I .......................   $    1,596,840
    45,000    S&P 500 Depository Receipt .....................          460,238
                                                                     ----------
                                                                      2,057,078
                                                                     ----------
              FINANCIALS - 16.9%
    12,000    Aegon N.V ......................................          113,160
    45,000    AFLAC, Inc. ....................................        1,381,050
    30,000    American Express Company .......................          935,400
    17,000    American International Group, Inc. .............          929,900
    14,000    BB&T Corporation ...............................          490,560
    32,000    Charles Schwab Corporation .....................          278,400
    11,000    Cincinnati Financial Corporation ...............          391,380
    33,833    Citigroup, Inc. ................................        1,003,148
    15,000    Fifth Third Bancorp ............................          918,450
    33,000    FleetBoston Financial Corporation ..............          670,890
    15,000    Freddie Mac ....................................          838,500
    24,000    Marsh & McLennan Companies, Inc. ...............          999,360
    33,000    MBNA Corporation ...............................          606,540
    30,000    Mellon Financial Corporation ...................          777,900
     9,000    Progressive Corporation ........................          455,670
     7,000    SLM Corporation ................................          651,980
    15,000    SouthTrust Corporation .........................          363,750
    35,000    Synovus Financial Corporation ..................          721,700
     1,461    Travelers Property Casualty Corporation - Class A (a)      19,285
     3,003    Travelers Property Casualty Corporation - Class B (a)      40,631
    75,000    U.S. Bancorp ...................................        1,393,500
                                                                     ----------
                                                                     13,981,154
                                                                     ----------
              HEALTHCARE - 15.6%
     8,000    Amgen, Inc. (a) ................................          333,600
    34,000    Becton, Dickinson & Company ....................          965,600
    31,750    Biomet, Inc. ...................................          845,502
    40,000    Cardinal Health, Inc. ..........................        2,488,000
    26,000    Elan Corporation (a) ...........................           50,180
    17,000    Eli Lilly & Company ............................          940,780
     7,000    Forest Lab, Inc. (a) ...........................          574,070
    10,000    Henry Schein, Inc. (a) .........................          527,500
    25,000    Johnson & Johnson ..............................        1,352,000
    10,000    Medtronic, Inc. ................................          421,200
    24,900    Merck & Company ................................        1,138,179
    37,000    Pfizer, Inc. ...................................        1,073,740
    20,000    Schering-Plough Corporation ....................          426,400
     5,000    Tenet Healthcare Corporation ...................          247,500
    17,500    UnitedHealth Group, Inc. .......................        1,526,350
                                                                     ----------
                                                                     12,910,601
                                                                     ----------

              INDUSTRIALS - 8.9%
    22,200    Automatic Data Processing, Inc. ................          771,894
    13,000    Caterpillar, Inc. ..............................          483,860
     7,000    Emerson Electric Company .......................          307,580
    12,000    General Dynamics Corporation ...................          975,960
    65,000    General Electric Company .......................        1,602,250
     8,000    Ingersoll-Rand Company - Class A ...............          275,520

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS - 94.0% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS - 8.9% (CONTINUED)
     9,500    Masco Corporation ..............................   $      185,725
     8,000    Mueller Industries, Inc. (a) ...................          207,200
    18,000    Pall Corporation ...............................          284,220
    14,000    Paychex, Inc. ..................................          340,480
    18,000    Quanta Services, Inc. (a) ......................           37,440
     4,000    Ryder System, Inc. .............................           99,720
     5,118    SPX Corporation (a) ............................          516,406
    14,670    Surebeam Corporation (a) .......................           26,406
    42,786    Tyco International, Ltd. .......................          603,283
     5,000    Union Pacific Corporation ......................          289,350
    15,000    Waste Management, Inc. .........................          349,800
                                                                     ----------
                                                                      7,357,094
                                                                     ----------
              INFORMATION TECHNOLOGY - 10.7%
    25,000    Adaptec, Inc. (a) ..............................          110,250
    37,000    ADC Telecommunications, Inc. (a) ...............           42,550
    25,000    Adobe Systems, Inc. ............................          477,500
     2,479    Agilent Technologies, Inc. (a) .................           32,376
    27,000    Applied Materials, Inc. (a) ....................          311,850
    13,500    Broadcom Corporation - Class A (a) .............          144,180
     9,000    Celestica, Inc. (a) ............................          117,900
    60,000    Cisco Systems, Inc. (a) ........................          628,800
    24,500    Computer Sciences Corporation (a) ..............          680,855
    12,000    Dell Computer Corporation (a) ..................          282,240
     9,500    Electronic Data Systems Corporation ............          132,810
    10,500    Harmonic, Inc. (a) .............................           18,375
    22,000    Hewlett-Packard Company ........................          256,740
    59,100    Intel Corporation ..............................          820,899
     9,500    International Business Machines Corporation ....          554,705
    18,000    Kemet Corporation (a) ..........................          153,900
     6,000    Kla-Tencor Corporation (a) .....................          167,640
    10,500    Lexmark International Group, Inc. (a) ..........          493,500
    20,000    Macromedia, Inc. (a) ...........................          154,600
    31,000    Microsoft Corporation (a) ......................        1,354,390
    12,000    Motorola, Inc. .................................          122,160
    10,000    Network Appliance, Inc. (a) ....................           73,300
    36,000    Scientific-Atlanta, Inc. .......................          450,360
    11,500    Teradyne, Inc. (a) .............................          110,400
     9,000    Texas Instruments, Inc. ........................          132,930
    23,000    Titan Corporation (a) ..........................          220,800
    20,000    Waters Corporation (a) .........................          485,000
    18,000    Xilinx, Inc. (a) ...............................          285,084
                                                                     ----------
                                                                      8,816,094
                                                                     ----------
              MATERIALS - 4.2%
    24,000    Alcoa, Inc. ....................................          463,200
    15,000    du Pont (E.I.) de NeMours & Company ............          541,050
    13,000    Florida Rock Industries, Inc. ..................          397,280
    16,000    General Cable Corporation ......................           61,600
    16,955    International Paper Company ....................          566,127

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS - 94.0% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
              MATERIALS - 4.2% (CONTINUED)
    10,000    Newmont Mining Corporation .....................       $  275,100
     5,000    Pactiv Corporation (a) .........................           82,250
    13,000    Sealed Air Corporation (a) .....................          219,570
    20,000    Valspar Corporation ............................          746,000
     7,000    Worthington Industries, Inc. ...................          130,900
                                                                     ----------
                                                                      3,483,077
                                                                     ----------
              REAL ESTATE INVESTMENT TRUSTS - 1.1%
    19,200    Colonial Properties Trust ......................          694,656
    11,000    Plum Creek Timber Company, Inc. ................          248,710
                                                                     ----------
                                                                        943,366
                                                                     ----------
              TELECOMMUNICATIONS SERVICES - 2.6%
    28,500    Bellsouth Corporation ..........................          523,260
    27,000    Nokia Oyj - ADR ................................          357,750
    59,900    SBC Communications, Inc. .......................        1,203,990
    30,000    Sprint Corporation (PCS Group) (a) .............           58,800
                                                                     ----------
                                                                      2,143,800
                                                                     ----------
              UTILITIES - 2.8%
    48,980    Duke Energy Corporation ........................          957,559
    26,373    Mirant Corporation (a) .........................           58,284
    47,000    Southern Company (The) .........................        1,352,660
                                                                     ----------
                                                                      2,368,503
                                                                     ----------

              TOTAL COMMON STOCKS (Cost $74,359,259)..........   $   77,771,241
                                                                    ------------

================================================================================
 PAR VALUE    COMMERCIAL PAPER - 5.9%                                    VALUE
 -------------------------------------------------------------------------------
$3,700,000    Galaxy Funding Corporation, 1.75%, due 10/01/2002  $    3,700,000
 1,144,000    U.S. Bancorp, 1.70%, due 10/01/2002 ............        1,144,000
                                                                     ----------

              TOTAL COMMERCIAL PAPER (Cost $4,844,000) .......   $    4,844,000
                                                                     ----------

================================================================================
    SHARES    MONEY MARKETS - 0.0%                                       VALUE
--------------------------------------------------------------------------------
       318    First American Treasury Obligation Fund -
               Class S (Cost $318)...............................  $       318
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE - 99.9%
               (Cost $79,203,577)................................  $ 82,615,559

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%.......       105,977
                                                                   ------------

              NET ASSETS - 100.0%................................  $ 82,721,536
                                                                    ============



(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
 PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS - 22.7%               VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES - 9.2%
$  175,000    6.25%, due 02/15/2003 ..........................   $      178,056
   100,000    5.50%, due 03/31/2003 ..........................          102,020
   850,000    5.75%, due 04/30/2003 ..........................          871,084
   100,000    5.875%, due 02/15/2004 .........................          105,875
   500,000    5.75%, due 11/15/2005 ..........................          555,352
   925,000    5.875%, due 11/15/2005 .........................        1,030,869
   725,000    5.625%, due 02/15/2006 .........................          806,619
   100,000    6.625%, due 05/15/2007 .........................          117,750
   750,000    5.50%, due 02/15/2008 ..........................          852,158
   100,000    5.625%, due 05/15/2008 .........................          114,266
   500,000    5.00%, due 02/15/2011 ..........................          555,429
                                                                     ----------
                                                                      5,289,478
                                                                   ------------
              FEDERAL FARM CREDIT BANK BONDS - 1.0%
   500,000    6.00%, due 01/07/2008 ..........................          565,638
                                                                   ------------

              FEDERAL HOME LOAN BANK BONDS - 4.4%
   500,000    7.57%, due 08/19/2004 ..........................          550,522
   500,000    6.045%, due 12/10/2004 .........................          541,519
   500,000    6.345%, due 11/01/2005 .........................          557,734
   870,000    6.55%, due 07/02/2014 ..........................          891,139
                                                                     ----------
                                                                      2,540,914
                                                                   ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.7%
 1,000,000    5.125%, due 8/20/2012 ..........................        1,010,934
                                                                     ----------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS - 6.4%
   500,000    6.63%, due 06/20/2005 ..........................          556,287
 1,000,000    7.125%, due 03/15/2007 .........................        1,169,541
   750,000    6.62%, due 06/25/2007 ..........................          865,298
   400,000    6.80%, due 08/27/2012 ..........................          441,246
   600,000    6.875%, due 09/24/2012 .........................          664,546
                                                                     ----------
                                                                      3,696,918
                                                                   ------------

              TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $12,170,280).............................   $   13,103,882
                                                                    ------------

 ===============================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES - 32.7% VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.7%
$    5,874    Pool #15032, 7.50%, due 02/15/2007 .............       $    6,237
   205,599    Pool #438434, 6.50%, due 01/15/2013 ............          216,690
   316,682    Pool #470177, 7.00%, due 03/15/2014 ............          338,218
   265,269    Pool #518403, 7.00%, due 09/15/2014 ............          283,309
     6,602    Pool #170784, 8.00%, due 12/15/2016 ............            7,085
     5,577    Pool #181540, 8.00%, due 02/15/2017 ............            5,986
 1,954,433    Pool #581879, 6.50%, due 03/15/2017 ............        2,059,865
   257,980    Pool #493659, 6.50%, due 12/15/2018 ............          269,297
   208,558    Pool #476695, 6.50%, due 10/15/2023 ............          217,706

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES - 32.7% (CONTINUED)             VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.7% (CONTINUED)
$  232,065    Pool #366710, 6.50%, due 02/15/2024 ............   $      242,244
   227,617    Pool #453826, 7.25%, due 09/15/2027 ............          240,814
   423,654    Pool #412360, 7.00%, due 11/15/2027 ............          445,009
 1,724,715    Pool #447408, 7.00%, due 01/15/2028 ............        1,811,652
   261,653    Pool #454162, 7.00%, due 05/15/2028 ............          274,842
   921,674    Pool #780825, 6.50%, due 07/15/2028 ............          962,103
   327,898    Pool #2617, 7.50%, due 07/20/2028 ..............          346,630
   221,955    Pool #158794, 7.00%, due 09/15/2028 ............          233,142
   256,465    Pool #486760, 6.50%, due 12/15/2028 ............          267,715
   675,379    Pool #781096, 6.50%, due 12/15/2028 ............          705,004
   663,686    Pool #781136, 7.00%, due 12/15/2028 ............          697,139
   454,038    Pool #506618, 7.00%, due 03/15/2029 ............          476,925
 1,559,831    Pool #536619, 6.50% due 09/15/2029 .............        1,628,253
   314,585    Pool #511562, 7.50%, due 07/15/2030 ............          333,982
   861,305    Pool #448316, 6.50% due 04/15/2031 .............          899,086
   857,574    Pool #530606, 6.50% due 04/15/2031 .............          895,191
   679,985    Pool #545820, 7.00% due 06/15/2031 .............          714,260
   982,732    Pool #781330, 6.00%, due 09/15/2031 ............        1,019,717
   950,729    Pool #3228, 6.50%, due 04/20/2032 ..............          988,716
   985,276    Pool #569903, 6.50%, due 06/15/2032 ............        1,028,495
 1,169,877    Pool #595934, 6.00%, due 09/15/2032 ............        1,213,905
                                                                     ----------
              TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $18,403,672)............................. . $   18,829,217
                                                                   ------------
 ===============================================================================
  PAR VALUE   CORPORATE BONDS - 37.4%                                    VALUE
--------------------------------------------------------------------------------
              FINANCE - 20.2%
              AmSouth Bancorp,
$  550,000     7.75%, due 05/15/2004 .........................   $      593,447
                                                                     ----------

              Banc One Corporation,
   665,000     7.00%, due 07/15/2005 .........................          741,247
 1,000,000     6.875%, due 08/01/2006 ........................        1,127,587
                                                                     ----------
                                                                      1,868,834
                                                                   ------------

              Bank of America Corporation,
   750,000     7.125%, due 03/01/2009 ........................          859,805
                                                                     ----------

              Chase Manhattan Corporation,
 1,500,000     6.50%, due 01/15/2009 .........................        1,617,085
                                                                     ----------

              Merrill Lynch & Company, Inc.,
 1,000,000     7.00%, due 04/27/2008 .........................        1,136,177
                                                                   ------------

              NationsBank,
   550,000     7.625%, due 04/15/2005 ........................          613,557
                                                                     ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS  37.4% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              FINANCE - 20.2% (CONTINUED)
              Regions Financial Corporation,
$  350,000     7.80%, due 12/01/2002 .........................   $      353,183
 1,000,000     6.375%, due 05/15/2012 ........................        1,128,348
                                                                     ----------
                                                                      1,481,531
                                                                     ----------
              Salomon, Inc.,
   597,000     7.50%, due 02/01/2003 .........................          607,825
                                                                     ----------

              Sears Roebuck Acceptance Corporation,
   700,000     6.00%, due 03/20/2003 .........................          712,442
                                                                     ----------

              SouthTrust Bank of Alabama, N.A.,
   665,000     7.00%, due 11/15/2008 .........................          774,234
                                                                     ----------

              Transamerica Financial Corporation,
 1,276,000     7.50%, due 03/15/2004 .........................        1,360,248
                                                                     ----------

              TOTAL FINANCE CORPORATE BONDS...................   $   11,625,185
                                                                     ----------

              INDUSTRIAL - 13.3%
              Coca-Cola Company,
   600,000     6.625%, due 08/01/2004 ........................   $      648,037
                                                                     ----------

              Conoco, Inc.,
 1,000,000     6.35%, due 04/15/2009 .........................        1,105,819
                                                                     ----------

              du Pont (E.I.) de Nemours & Company,
   425,000     6.75%, due 10/15/2002 .........................          425,674
                                                                     ----------

              Ford Motor Company,
 1,000,000     7.25%, due 10/01/2008 .........................          970,304
                                                                     ----------

              General Motors Corporation,
   565,000     7.10%, due 03/15/2006 .........................          590,276
                                                                     ----------

              Hanson Overseas,
 1,100,000     7.375%, due 01/15/2003 ........................        1,114,530
                                                                     ----------

              IBM Corporation,
 1,000,000     7.25%, due 11/01/2002 .........................        1,003,765
                                                                     ----------

              Philip Morris Companies, Inc.,
   700,000     7.125%, due 10/01/2004 ........................          758,161
                                                                     ----------

              Wal-Mart Stores, Inc.,
 1,000,000     7.50%, due 05/15/2004 .........................        1,083,397
                                                                     ----------

              TOTAL INDUSTRIAL CORPORATE BONDS................   $    7,699,963
                                                                     ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS - 37.4% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              UTILITY - 3.9%
              AT&T Corporation,
$1,000,000     6.00%, due 03/15/2009 .........................   $      900,000
                                                                   ------------

              BellSouth Corporation,
   750,000     7.75%, due 02/15/2010 .........................          870,368
                                                                   ------------

              Scana Corporation,
   500,000     6.05%, due 01/13/2003 .........................          504,928
                                                                   ------------

              TOTAL UTILITY CORPORATE BONDS...................   $    2,275,296
                                                                    ------------

              TOTAL CORPORATE BONDS (Cost $20,321,263)........   $   21,600,444
                                                                    ------------
================================================================================
 PAR VALUE    MUNICIPAL OBLIGATIONS - 2.2%                              VALUE
--------------------------------------------------------------------------------
              Alabama State Public School & College Auth.,
$1,050,000     7.15%, due 09/01/2009 (Cost $1,026,949) .......       $1,257,952
                                                                   ------------
================================================================================
 PAR VALUE    COMMERCIAL PAPER - 4.0%                                   VALUE
--------------------------------------------------------------------------------
$2,307,000    Galaxy Funding Corporation, 1.75%, due 10/01/2002
               (Cost $2,307,000)..............................   $    2,307,000
                                                                    ------------
================================================================================
    SHARES    MONEY MARKETS - 0.0%                                      VALUE
--------------------------------------------------------------------------------
        72    First American Treasury Obligation Fund -
               Class S (Cost $72).............................   $           72
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 99.0%
               (Cost $54,229,236).............................   $   57,098,567

              OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%....          562,755
                                                                    ------------

              NET ASSETS - 100.0%.............................   $   57,661,322
                                                                    ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0%                             VALUE
--------------------------------------------------------------------------------
              Alabama Mental Health Finance Auth. Special Tax,
$  515,000     5.00%, due 05/01/2006 .........................       $  555,736
                                                                   ------------

              Alabama Special Care Facilities
               Financing Auth., Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM ....................          545,545
   400,000     5.375%, due 11/01/2012, ETM ...................          426,916
                                                                   ------------
                                                                        972,461
                                                                     ----------
              Alabama Special Care Facilities Financing
               Auth. Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM ....................          272,430
                                                                   ------------

              Alabama State, GO,
   100,000     5.70%, due 12/01/2002 .........................          100,728
   500,000     3.00%, due 09/01/2007 .........................          510,565
                                                                   ------------
                                                                        611,293
                                                                     ----------
              Alabama State Industrial Access Road &
               Bridge Corp., GO,
   100,000     5.25%, due 06/01/2003 .........................          102,312
                                                                   ------------

              Alabama State Municipal Electric Authority
               Power-Supply Rev.,
   100,000     5.00%, due 09/01/2004 .........................          106,269
                                                                   ------------

              Alabama State Public School & College Auth.,
               Capital Improvements, Rev.,
   275,000     5.25%, due 11/01/2005 .........................          302,508
   305,000     5.00%, due 12/01/2005 .........................          321,095
   300,000     5.00%, due 02/01/2010 .........................          334,611
   255,000     5.125%, due 11/01/2010 ........................          285,383
   350,000     5.00%, due 11/01/2012 .........................          388,906
   250,000     5.625%, due 07/01/2013 ........................          287,560
   600,000     5.125%, due 11/01/2013 ........................          669,720
   500,000     5.125%, due 11/01/2015 ........................          547,940
                                                                   ------------
                                                                      3,137,723
                                                                   ------------
              Alabama State Public School & College
               Auth., Rev.,
   300,000     5.00%, due 05/01/2010 .........................          335,616
                                                                   ------------

              Alabama Water Pollution Control Auth. Rev.,
   190,000     6.25%, due 08/15/2004 .........................          205,949
   200,000     4.65%, due 8/15/2008 ..........................          219,580
   500,000     5.00%, due 08/15/2010 .........................          561,825
   180,000     5.00%, due 08/15/2015 .........................          188,285
                                                                   ------------
                                                                      1,175,639
                                                                   ------------
              Anniston, AL, GO
   250,000     5.50%, due 01/01/2004 .........................          261,878
                                                                   ------------

              Anniston, AL, Regional Medical Center
               Hospital Board Rev.,
     5,000     7.375%, due 07/01/2006, ETM ...................            5,546
                                                                   ------------

              Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 .........................          362,333
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              Auburn, AL, GO,
$  300,000     4.00%, due 08/01/2007 .........................       $  319,878
   285,000     4.25%, due 08/01/2009 .........................          305,477
                                                                   ------------
                                                                        625,355
                                                                   ------------
              Auburn, AL, Water Works Board Water Rev.,
   335,000     5.00%, due 07/01/2015 .........................          366,825
                                                                   ------------

              Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 .........................          426,488
                                                                   ------------

              Auburn University, AL, Rev.,
   175,000     5.20%, due 06/01/2004 .........................          182,562
   325,000     5.25%, due 04/01/2005 .........................          337,415
                                                                   ------------
                                                                        519,977
                                                                     ----------
              Baldwin Co., AL, Board of Education Rev.,
   200,000     5.20%, due 06/01/2009 .........................          222,338
                                                                   ------------

              Baldwin Co., AL, GO,
   200,000     5.85%, due 08/01/2003 .........................          207,158
   400,000     5.00%, due 02/01/2007 .........................          439,752
   500,000     4.50%, due 11/01/2008 .........................          546,225
   200,000     4.55%, due 02/01/2009 .........................          212,974
                                                                   ------------
                                                                      1,406,109
                                                                   ------------
              Birmingham, AL, Industrial Water Board Rev.,
   100,000     6.00%, due 07/01/2007 .........................          116,075
                                                                   ------------


              Birmingham, AL, Medical Clinic Board Rev.,
    30,000     7.30%, due 07/01/2005, ETM ....................           32,834
                                                                   ------------

              Birmingham, AL, Series B, GO,
   200,000     5.90%, due 04/01/2003 .........................          204,370
                                                                   ------------

              Birmingham, AL, Southern College, Private
               Education Bldg. Auth. Rev.,
   500,000     5.10%, due 12/01/2012 .........................          518,155
                                                                   ------------

              DCH Health Care Auth. of Alabama, Health
               Care Facilities Rev.,
    55,000     5.00%, due 06/01/2004 .........................           56,398
                                                                    ------------
              Decatur, AL, GO,
   300,000     5.00%, due 06/01/2009 .........................          330,936
                                                                   ------------

              Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 .........................          107,893
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              Dothan, AL, GO,
$  500,000     5.50%, due 09/01/2014 .........................       $  565,890
                                                                   ------------

              Fairhope, AL, Utilities Rev.,
   200,000     5.10%, due 12/01/2008 .........................          205,152
                                                                   ------------


              Fairhope, AL, Warrants,
   200,000     4.00%, due 06/01/2009 .........................          210,640
   295,000     5.10%, due 06/01/2014 .........................          320,302
                                                                   ------------
                                                                        530,942
                                                                   ------------
              Florence, AL, School Warrants,
   200,000     5.00%, due 09/01/2008 .........................          210,164
   200,000     4.65%, due 12/01/2012 .........................          216,814
   400,000     5.75%, due 09/01/2015 .........................          442,604
                                                                   ------------
                                                                        869,582
                                                                   ------------
              Foley, AL, Utilities Board, Rev.,
   500,000     4.00%, due 11/01/2007 .........................          535,110
                                                                   ------------

              Greenville, AL, GO,
   300,000     5.10%, due 12/01/2009 .........................          335,313
                                                                   ------------

              Homewood, AL, GO,
   500,000     5.00%,due 09/01/2014 ..........................          550,185
                                                                   ------------

              Hoover, AL, Board of Education Special Tax,
   400,000     6.00%, due 02/15/2006 .........................          430,884
                                                                   ------------

              Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 .........................          345,627
                                                                   ------------

              Huntsville, AL, Electric Systems Rev.,
   150,000     5.00%, due 12/01/2003 .........................          153,868
   250,000     4.80%, due 12/01/2012 .........................          274,512
                                                                   ------------
                                                                        428,380
                                                                   ------------
              Huntsville, AL, GO,
   500,000     5.50%, due 11/01/2002, ETM ....................          501,735
   100,000     5.90%, due 11/01/2005, prerefunded
                11/01/2002 @ 102..............................          102,379
   300,000     5.40%, due 02/01/2010 .........................          324,513
   500,000     5.00%, due 08/01/2011 .........................          562,220
   250,000     5.25%, due 11/01/2011 .........................          280,635
                                                                   ------------
                                                                      1,771,482
                                                                   ------------
              Huntsville, AL, Water Systems Rev.,
   150,000     5.15%, due 05/01/2004 .........................          153,444
   150,000     5.25%, due 05/01/2005 .........................          153,456
   200,000     4.70%, due 11/01/2013 .........................          213,418
                                                                   ------------
                                                                        520,318
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              Jefferson Co., AL, Board of Education
               Capital Outlay Warrants,
$  300,000     5.70%, due 02/15/2011, prerefunded 02/15/2005 @ 102   $  333,198
                                                                   ------------

              Jefferson Co., AL, GO Unlimited Warrants,
   100,000     5.00%, due 04/01/2004 .........................          103,695
                                                                   ------------

              Jefferson Co., AL, Sewer Rev.,
    50,000     5.50%, due 09/01/2003, ETM ....................           51,814
   300,000     5.75%, due 09/01/2005, prerefunded 09/01/2003 @ 101      314,526
                                                                   ------------
                                                                        366,340
                                                                   ------------
              Lee Co., AL, GO,
   300,000     5.50%, due 02/01/2007 .........................          329,298
                                                                   ------------

              Madison, AL, Warrants,
   325,000     5.55%, due 04/01/2007 .........................          358,790
   200,000     4.40%, due 02/01/2011 .........................          213,730
   400,000    4.85%, due 02/01/2013 .........................           436,808
                                                                   ------------
                                                                      1,009,328
                                                                   ------------
              Madison Co., AL, Board of Education Capital
               Outlay Tax Antic. Warrants,
   175,000     5.20%, due 09/01/2004, ETM ....................          187,269
   400,000     5.20%, due 03/01/2011 .........................          451,092
   250,000     5.10%, due 09/01/2011 .........................          274,260
                                                                   ------------
                                                                        912,621
                                                                   ------------
              Mobile, AL, GO,
   180,000     5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102      204,838
   275,000     6.20%, due 02/15/2007, ETM ....................          317,094
                                                                   ------------
                                                                        521,932
                                                                   ------------
              Mobile, AL, Water & Sewer Commissioners Rev.,
   200,000     5.00%, due 01/01/2013 .........................          210,974
                                                                   ------------

              Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000     3.55%, due 02/01/2009 .........................          254,528
                                                                   ------------

              Mobile Co., AL, School Board Commissioner
               Capital Outlay,
   400,000     5.00%, due 03/01/2008 .........................          425,988
                                                                   ------------

              Mobile Co., AL, Warrants,
   200,000     5.40%, due 08/01/2013 .........................          224,726
                                                                   ------------

              Montgomery, AL, GO,
   500,000     5.10%, due 10/01/2008 .........................          555,735
   300,000     5.00%, due 11/01/2015 .........................          326,844
                                                                   ------------
                                                                        882,579
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              Montgomery, AL, Waterworks & Sanitation Rev.,
$  200,000     5.85%, due 03/01/2003 .........................   $      203,488
   500,000     5.00%, due 09/01/2008 .........................          558,740
   400,000     5.60%, due 09/01/2009 .........................          450,328
                                                                   ------------
                                                                      1,212,556
                                                                   ------------
              Montgomery Co., AL, GO,
   300,000    3.00%, due 11/01/2006 ..........................          309,171
   100,000    5.20%, due 11/01/2006 ..........................          102,310
                                                                   ------------
                                                                        411,481
                                                                   ------------
              Mountain Brook, AL, City Board of Education
               Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011 .........................          435,120
                                                                   ------------

              Muscle Shoals, AL, GO,
   400,000     5.60%, due 08/01/2010 .........................          446,116
                                                                   ------------

              Opelika, AL, GO,
   100,000     4.60%, due 03/01/2003 .........................          101,305
   100,000     5.30%, due 07/01/2003 .........................          102,831
                                                                   ------------
                                                                        204,136
                                                                   ------------
              Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000     4.35%, due 08/01/2011 .........................          212,372
                                                                   ------------

              Shelby Co., AL, GO,
   315,000     4.75%, due 02/01/2009 .........................          345,990
   500,000     4.80%, due 02/01/2011 .........................          546,310
                                                                   ------------
                                                                        892,300
                                                                   ------------
              Shelby Co., AL, Hospital Board Rev.,
    40,000     6.60%, due 02/01/2003 .........................           40,683
                                                                   ------------

              Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 .........................          430,060
                                                                   ------------

              Tuscaloosa, AL, Board of Education, GO,
   100,000     5.10%, due 02/01/2004 .........................          104,601
   300,000     4.625%, due 08/01/2008 ........................          321,849
                                                                   ------------
                                                                        426,450
                                                                   ------------
              Tuscaloosa, AL, Board of Education
               Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 .........................          322,536
                                                                   ------------

              Tuscaloosa, AL, GO Warrants,
   500,000     5.45%, due 01/01/2014 .........................          560,375
                                                                   ------------

              Tuscaloosa Co., AL, GO Warrants,
   425,000     4.30%, due 10/01/2009 .........................          460,305
                                                                   ------------

              University of Alabama, AL, Hospital Board Rev.,
   400,000    5.00%, due 10/01/2014 ..........................          413,268
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS - 98.0% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
              University of Alabama, AL, Series A, Rev.,
$  240,000     5.10%, due 10/01/2002 .........................   $      240,024
   400,000     5.25%, due 06/01/2010 .........................          444,132
   100,000     5.375%, due 06/01/2013 ........................          111,131
                                                                   ------------
                                                                        795,287
                                                                   ------------
              Vestavia Hills, AL, Warrants,
   125,000     4.90%, due 04/01/2005 .........................          133,076
   565,000     5.00%, due 02/01/2012 .........................          633,410
                                                                   ------------
                                                                        766,486
                                                                   ------------
              TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $31,262,986)......   $   33,526,592
                                                                    ------------
 ===============================================================================
    SHARES    MONEY MARKETS - 1.8%                                      VALUE
--------------------------------------------------------------------------------
   635        First American Tax-Free Obligation Fund -
               Class S (Cost $635,937)........................   $      635,937
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 99.8%
               (Cost $31,898,923).............................   $   34,162,529

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%....           64,933
                                                                    ------------

              NET ASSETS - 100.0%.............................   $   34,227,462
                                                                    ===========


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED)
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements - The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED) (CONTINUED)
================================================================================
Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders - Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book and tax basis of distributions for the periods ended September 30, 2002 and March 31, 2002.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED) (CONTINUED)
================================================================================
As of March 31, 2002, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                                  EXPIRES
                                                AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund               $   277,085             2009
--------------------------------------------------------------------------------
Government Street Bond Fund                 $    64,123             2003
                                                106,397             2004
                                                129,539             2005
                                                126,569             2006
                                                106,011             2007
                                                220,187             2008
                                                195,097             2009
                                                 87,182             2010
                                            -----------
                                            $ 1,035,105
                                            ===========
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                  $   115,762             2004
                                                    347             2007
                                                 58,398             2009
                                             -----------
                                            $   174,507
                                             ===========
--------------------------------------------------------------------------------
In addition, The Government Street Equity Fund, The Government Street Bond, and The Alabama Tax Free Bond Fund had net realized capital losses of $464,737, $67,268, and $1,458, respectively, during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2003. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

The tax character of distributable earnings at September 30, 2002 was as follows:

------------------------------------------------------------------------------------------------------
                         UNDISTRIBUTED                        CAPITAL                       TOTAL
                           ORDINARY        UNREALIZED          LOSS          OTHER      DISTRIBUTABLE
                            INCOME        APPRECIATION     CARRYFORWARDS     LOSSES       EARNINGS
------------------------------------------------------------------------------------------------------
Government
Street Equity Fund     $     3,612       $ 3,411,982      $  (277,085)    $(2,203,969)   $   934,540
------------------------------------------------------------------------------------------------------
Government
Street Bond Fund       $     4,191       $ 2,637,751      $(1,035,105)    $   (55,000)   $ 1,551,837
------------------------------------------------------------------------------------------------------
Alabama Tax
Free Bond Fund         $        --       $ 2,222,452      $ ( 174,507)    $   ( 5,107)   $ 2,042,838
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED) (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of portfolio investments of each Fund as of September 30, 2002:

============================================================================================
                                               GOVERNMENT      GOVERNMENT       ALABAMA
                                                 STREET          STREET         TAX FREE
                                              EQUITY FUND      BOND FUND       BOND FUND
--------------------------------------------------------------------------------------------
Gross unrealized appreciation ............ $  20,838,695       $ 2,867,494     $ 2,222,452
Gross unrealized depreciation ............   (17,426,713)         (229,743)             --
                                           -------------       -----------     -----------
Net unrealized appreciation ..............   $ 3,411,982       $ 2,637,751     $ 2,222,452
                                           =============       ===========     ===========

Federal income tax cost ..................   $79,203,577       $54,460,816     $31,940,077
                                           =============       ===========     ===========
--------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

2. INVESTMENT TRANSACTIONS
During the six months ended September 30, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,654,751 and $2,901,759, respectively, for The Government Street Equity Fund, $14,410,101 and $11,224,746, respectively, for The Government Street Bond Fund, and $3,624,731 and $1,363,000, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $6,475 of its investment advisory fees for the Fund during the six months ended September 30, 2002.

Certain Trustees and officers of the Trust are also officers of the Adviser.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002 (UNAUDITED) (CONTINUED)
================================================================================
MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

                          THE GOVERNMENT STREET FUNDS
                         ------------------------------
                              No Load Mutual Funds


                            INVESTMENT ADVISER
                            T. Leavell & Associates, Inc.
                            150 Government Street
                            Post Office Box 1307
                            Mobile, AL 36633

                            ADMINISTRATOR
                            Ultimus Fund Solutions, LLC
                            P.O. Box 46707
                            Cincinnati, OH 45246-0707
                            1-866-738-1125

                            LEGAL COUNSEL
                            Sullivan & Worcester LLP
                            One Post Office Square
                            Boston, MA 02109

                            BOARD OF TRUSTEES
                            Richard Mitchell, President
                            Austin Brockenbrough, III
                            John T. Bruce
                            Charles M. Caravati, Jr.
                            J. Finley Lee, Jr.
                            Richard L. Morrill
                            Harris V. Morrissette
                            Erwin H. Will, Jr.
                            Samuel B. Witt, III

                            PORTFOLIO MANAGERS
                            Thomas W. Leavell,
                              The Government Street Equity Fund
                            Mary Shannon Hope,
                              The Government Street Bond Fund
                            Timothy S. Healey,
                              The Alabama Tax Free Bond Fund

================================================================================